UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

CAPITAL TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPITAL TRUST, INC.

345 Park Avenue, 10th Floor

New York, New York 10154

April 29, 2013

Dear Stockholders:

You are cordially invited to attend the 2013 annual meeting of stockholders of Capital Trust, Inc., a Maryland corporation, which will be held at 10:00 a.m., Eastern Daylight Time, on Thursday, June 27, 2013, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. At the annual meeting, stockholders will be asked to:

•	elect eight directors listed herein;

•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013;

•	approve the Capital Trust, Inc. 2013 Stock Incentive Plan;

•	approve the Capital Trust, Inc. 2013 Manager Incentive Plan;

•	consider a non-binding vote on executive compensation;

•	consider a non-binding vote on the frequency of future votes on executive compensation; and

•	consider such other business as may properly come before the annual meeting and any adjournments or postponements thereof;

all as described in the attached notice of annual meeting of stockholders and proxy statement.

On April 26, 2013, we announced that our board of directors had approved a reverse stock split of our class A common stock at a ratio of one-for-ten. In addition, we announced that we expect to change our name to Blackstone Mortgage Trust, Inc. and our stock ticker symbol to “BXMT” concurrently with the consummation of the reverse stock split. The reverse stock split and name and ticker symbol changes are expected to take effect at about 5:01 p.m. (EDT) on May 6, 2013. The rebranding of the company with the Blackstone name reflects its significant involvement in the day-to-day affairs of our company through the services provided by BREDS/CT Advisors L.L.C., an affiliate of The Blackstone Group L.P., as our manager.

This year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including our proxy statement and 2012 annual report to stockholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

On or about May 10, 2013, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access card, containing instructions on how to access our proxy statement and our 2012 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access card also contains instructions as to how you can receive a paper copy of our proxy materials and authorize a proxy to vote by mail.

It is important that your shares be represented at the annual meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

Sincerely,

/s/ Stephen D. Plavin
Stephen D. Plavin

Chief Executive Officer, President and Director

CAPITAL TRUST, INC.

345 Park Avenue, 10th Floor

New York, New York 10154

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To our Stockholders:

We hereby notify you that Capital Trust Inc. (the “Company”, “we”, “us” or “our”) is holding its 2013 annual meeting of stockholders at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on Thursday, June 27, 2013, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect eight directors listed herein;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013;

3.	To approve the Capital Trust, Inc. 2013 Stock Incentive Plan;

4.	To approve the Capital Trust, Inc. 2013 Manager Incentive Plan;

5.	To consider a non-binding vote on executive compensation;

6.	To consider a non-binding vote on the frequency of future votes on executive compensation; and

7.	To consider such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

You can vote your shares of class A common stock if the Company’s records show that you were a stockholder as of the close of business on April 29, 2013, the record date for the annual meeting.

Stockholders, whether or not they expect to be present at the meeting, are requested to authorize a proxy to vote their shares electronically via the Internet or by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who are present at the meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors,

/s/ Randall S. Rothschild
Randall S. Rothschild

Secretary

April 29, 2013

i

CAPITAL TRUST, INC.

345 Park Avenue, 10th Floor

New York, New York 10154

PROXY STATEMENT FOR

2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2013

This proxy statement is being furnished by and on behalf of the board of directors of Capital Trust, Inc., the Company or Capital Trust, in connection with the solicitation of proxies to be voted at the 2013 annual meeting of stockholders. We are furnishing the proxy materials for the 2013 annual meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials. The Notice and Internet Availability of Proxy Materials furnishing this proxy statement and the enclosed proxy card and our 2012 annual report to stockholders will be first mailed to stockholders of record on or about May 10, 2013.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding our 2013 annual meeting of stockholders and the voting of shares at the meeting.

Where and when will the annual meeting be held?

The meeting will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:00 a.m., Eastern Daylight Time, on Thursday, June 27, 2013.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission, or the SEC, has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access card, which has been mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.

Can I vote my shares by filling out and returning the Notice and Access card?

No. The Notice and Access card identifies the items to be voted on at the annual meeting, but you cannot vote by marking the Notice and Access card and returning it. The Notice and Access card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

Why did you send me the Notice and Access card?

We sent you the Notice and Access card regarding this proxy statement because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the annual meeting. You don’t have to attend the annual meeting in order to vote your shares. Instead, you may simply authorize a proxy to vote your shares electronically via the Internet or by telephone or by completing and returning the proxy card if you requested a paper copy of our proxy materials. Voting instructions are provided on the Notice and Access card, or, if you requested a paper copy of our proxy materials, the instructions are printed on your proxy card and included in this proxy statement.

What am I voting on?

There are six proposals scheduled to be considered and voted on at the meeting:

•	Proposal 1: Election of eight directors listed herein;

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013;

•	Proposal 3: Approval of the Capital Trust, Inc. 2013 Stock Incentive Plan;

•	Proposal 4: Approval of the Capital Trust, Inc. 2013 Manager Incentive Plan;

•	Proposal 5: Non-binding vote on executive compensation; and

•	Proposal 6: Non-binding vote on the frequency of future votes on executive compensation.

Who can vote?

You can vote your shares of class A common stock if our records show that you were the owner of the shares as of the close of business on April 29, 2013, the record date determining the stockholders who are entitled to vote at the annual meeting. As of April 29, 2013, there were a total of 29,266,514 shares of our class A common stock outstanding and entitled to vote at the annual meeting. You have one vote for each share of class A common stock that you own.

What constitutes a quorum?

We will convene the annual meeting if stockholders representing the required quorum of shares of class A common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast as such meeting on any matter will constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

What is the required vote for approval of each proposal?

Proposal 1: Election of eight directors listed herein: A plurality of all the votes cast on such election at the annual meeting is required for the election of each nominee for director. Plurality voting simply means that the number of candidates getting the highest number of affirmative votes cast at the annual meeting will be elected. A withhold vote in the election of directors will have the same effect as an abstention. Neither abstentions nor “broker non-votes” will affect the outcome of this proposal.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013: A majority of the votes cast on the proposal at the annual meeting is required for the auditor ratification proposal. Neither abstentions nor “broker non-votes” will affect the outcome of this proposal.

Proposal 3: Approval of the Capital Trust, Inc. 2013 Stock Incentive Plan: The affirmative vote of a majority of the votes cast on the proposal at the annual meeting, provided that the total votes cast on the proposal represents over 50% in interest of the shares of class A common stock entitled to vote on the proposal. Abstentions are considered “votes cast” under current New York Stock Exchange, or NYSE, rules and therefore will have the same effect as a vote “against” the proposal. and will be counted in determining whether a majority of the outstanding shares of common stock are voted on the proposal. Broker non-votes will not count as votes cast and will have no effect on the outcome of the proposal, assuming a majority of the outstanding shares of common stock are otherwise voted on the proposal.

Proposal 4: Approval of the Capital Trust, Inc. 2013 Manager Incentive Plan: The affirmative vote of a majority of the votes cast on the proposal at the annual meeting, provided that the total votes cast on the proposal represents over 50% in interest of the shares of class A common stock entitled to vote on the proposal. Abstentions are considered “votes cast” under current NYSE, rules and therefore will have the same effect as a vote “against” the proposal. and will be counted in determining whether a majority of the outstanding shares of common stock are voted on the proposal. Broker non-votes will not count as votes cast and will have no effect on the outcome of the proposal, assuming a majority of the outstanding shares of common stock are otherwise voted on the proposal.

Proposal 5: Non-binding vote on executive compensation: A majority of the votes cast on the proposal at the annual meeting is required to approve the non-binding vote on executive compensation. Neither abstentions nor “broker non-votes” will affect the outcome of this proposal.

Proposal 6: Non-binding vote on the frequency of future votes on executive compensation: A majority of the votes cast on the proposal at the annual meeting is required to approve the non-binding vote on the frequency of future votes on executive compensation. Neither abstentions nor “broker non-votes” will affect the outcome of this proposal.

What is a “broker non-vote”?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Your shares may be voted on Proposal 2 if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the NYSE rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The ratification of the appointment of Deloitte & Touche LLP as our independent auditors is considered a routine matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice and Access card to authorize a proxy to vote your shares electronically via the Internet or by telephone. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares as you instruct. You have the following choices in voting electronically, by telephone or by paper proxy card:

You may authorize a proxy to vote your shares on each proposal, in which case your shares will be voted in accordance with your choices.

•	In voting on directors, you can either authorize a proxy to vote “FOR” each director nominee or withhold your vote on all or certain director nominees specified by you.

•	You may authorize a proxy to vote “FOR”, against or abstain on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors.

•	You may authorize a proxy to vote “FOR”, against or abstain on the proposal to approve and adopt the Capital Trust, Inc. 2013 Stock Incentive Plan.

•	You may authorize a proxy to vote “FOR”, against or abstain on the proposal to approve and adopt the Capital Trust, Inc. 2013 Manager Incentive Plan.

•	You may authorize a proxy to vote “FOR”, against or abstain regarding the non-binding vote on executive compensation.

•	You may authorize a proxy to vote for every three years, two years, “ONE YEAR” or abstain regarding the non-binding vote on the frequency of future votes on executive compensation.

You may submit a signed proxy without indicating your vote on any matter, in which case the designated proxies will vote to elect all eight nominees as directors, approve the ratification of the appointment of Deloitte & Touche LLP, approve the adoption of the Capital Trust, Inc. 2013 Stock Incentive Plan, approve the adoption of the Capital Trust, Inc. 2013 Manager Incentive Plan, approve the non-binding vote on executive compensation and approve the non-binding vote on a one year frequency of future votes on executive compensation.

How can I authorize a proxy to vote by telephone or over the Internet?

To authorize a proxy to vote electronically via the Internet, go to the www.proxyvote.com website and follow the instructions. Please have your Notice and Access card in hand when accessing the website, as it contains a 12-digit control number required to vote.

If you have access to a touch-tone telephone, you may authorize your proxy by dialing (800) 690-6903 and by following the recorded instructions. You will need the 12-digit number included on your Notice and Access card or your proxy card in order to vote by telephone.

If you requested a paper copy of our proxy materials, in order to authorize a proxy to vote by telephone or over the Internet, you must either call the toll-free number reflected on the paper proxy card or go to the www.proxyvote.com website and follow the instructions. Please have your paper proxy card in hand when calling the toll-free number or accessing the website, as it contains a 12-digit control number required to vote.

You can authorize a proxy to vote by telephone or via the Internet at any time prior to 11:59 p.m. New York City time, June 26, 2013, the day before the annual meeting.

What do I do if my shares are held in “street name”?

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Internet Availability of Proxy Materials, or proxy materials, if you elected to receive a hard copy, have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.

What if other matters come up at the annual meeting?

At the date this proxy statement went to press, we did not know of any matters to be raised at the annual meeting other than those referred to in this proxy statement. If other matters are properly presented at the meeting for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote after I submit my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by executing or authorizing, dating and delivering to us a new proxy with a later date prior to the annual meeting, voting again via the Internet or by telephone at a later time prior to the annual meeting, by giving us a written notice revoking your proxy card or by attending the annual meeting, revoking your proxy and voting your shares in person. Your attendance at the annual meeting will not, by itself, revoke a proxy previously given by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Capital Trust, Inc., 345 Park Avenue, 10th Floor, New York, New York 10154, Attention: Secretary, and new paper proxy cards should be sent to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Can I vote in person at the annual meeting rather than by authorizing a proxy?

To ensure that your vote is counted, we encourage you to complete and return a paper proxy card or authorize a proxy to vote telephonically or electronically via the Internet. You can attend the annual meeting and vote your shares in person even if you have submitted a paper proxy card or authorized a proxy electronically or telephonically.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

We do. In addition to sending you these proxy materials, some of the employees of an affiliate of BREDS/CT Advisors L.L.C., a Delaware limited liability company, our Manager, may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. We have engaged Mackenzie Partners, Inc., an outside proxy solicitation firm, to solicit votes and the cost to us of engaging such a firm is estimated to be $7,500 plus reasonable out-of-pocket expenses.

Reverse stock split and corporate name change

On April 26, 2013, we announced that our board of directors had approved a reverse stock split of our class A common stock at a ratio of one-for-ten. In addition, we announced that we expect to change our name to Blackstone Mortgage Trust, Inc. and our stock ticker symbol to “BXMT” concurrently with the consummation of the reverse stock split. The reverse stock split and name and ticker symbol changes are expected to take effect at about 5:01 p.m. (EDT) on May 6, 2013. The class A common stock numbers in this proxy statement have not been adjusted to give effect to the one-for-ten reverse stock split.

As a result of the reverse stock split, the number of outstanding shares of class A common stock will be reduced to approximately 2,926,651. The reverse stock split will apply to all of our outstanding class A common stock and therefore will not affect any stockholder’s relative ownership percentage.

PROPOSAL 1 — ELECTION OF DIRECTORS

The number of directors that comprise our entire board of directors has been fixed at eight. Upon the recommendation of the corporate governance committee, eight nominees will be proposed for election as directors at the annual meeting to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualify. All eight nominees currently serve on our board of directors.

All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors, unless the board alternatively acts to reduce the size of the board or maintain a vacancy on the board in accordance with our bylaws. The board of directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of April 29, 2013, and existing positions with us of the nominees, if any, are as follows:

Name	Age	Office or Position Held
Michael B. Nash	52	Executive Chairman of the Board of Directors
Stephen D. Plavin	53	Chief Executive Officer, President and Director
Thomas E. Dobrowski	69	Director
Martin L. Edelman	71	Director
Henry N. Nassau	58	Director
Joshua A. Polan	65	Director
Lynne B. Sagalyn	65	Director
John G. Schreiber	66	Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Michael B. Nash has been a director since 2012. Mr. Nash is a senior managing director of The Blackstone Group L.P., or Blackstone, and the chief investment officer of Blackstone Real Estate Debt Strategies. He is also a member of the Real Estate Investment Committee for both Blackstone Real Estate Debt Strategies and Blackstone Real Estate Advisors. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group – Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University. Mr. Nash’s extensive experience with, and strong record of success in investing in, real estate-related assets provides our board of directors with valuable insights into developments in our industry.

Stephen D. Plavin has served as one of our directors and has served as our president and chief executive officer since December 2009. Mr. Plavin is also a senior managing director of Blackstone. Mr. Plavin is also a senior managing director of Blackstone Real Estate Debt Strategies. Mr. Plavin is a member of the Real Estate Investment Committee for both Blackstone Real Estate Debt Strategies and Blackstone Real Estate Advisors. Before joining Blackstone, Mr. Plavin was also the chief executive officer of CT Investment Management Co., LLC, or CTIMCO, a commercial real estate investment manager and rated special servicer that was wholly owned by Capital Trust and acquired by Blackstone in December 2012. Prior to joining Capital Trust in 1998, Mr. Plavin was co-head of Global Real Estate for The Chase Manhattan Bank and Chase Securities Inc. During his tenure at Chase, from 1984 to 1998, Mr. Plavin also led business units responsible for commercial real estate loan origination, syndication, structured finance, portfolio management and real estate owned sales. Mr. Plavin received a B.A. in English from Tufts University and an M.B.A. in Finance, Accounting and Marketing from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Plavin is a member of the board of directors of each of Omega Healthcare Investors, Inc. and WCI Communities, Inc. Mr. Plavin’s experience and background as a senior member of our Company’s management since 1998 has provided him with valuable knowledge of and experience with our business, which we believe positions him to contribute to our board’s oversight functions.

Thomas E. Dobrowski has been a director since 1998. Mr. Dobrowski has been retired from General Motors Asset Management, or GMAM, an investment manager for several pension funds of General Motors, its subsidiaries and affiliates, as well as for several third party clients, since October 2005. From December 1994 until his retirement, he was the managing director of real estate and alternative investments for GMAM. Mr. Dobrowski is a director of Equity Lifestyle Properties, Inc. and previously served as a director of Equity Office Properties Trust until its sale in 2007. Mr. Dobrowski had a long career as a senior investment officer for a major pension plan investor, and oversaw the original investment made by GMAM into our business, which gives him unique insight into our investment activities.

Martin L. Edelman has been a director since 1997. Mr. Edelman has been of counsel to Paul Hastings LLP, and prior thereto Battle Fowler LLP, each a law firm that has provided services to us. Mr. Edelman was a partner with Battle Fowler LLP from 1972 to 1993. He had been a director of Cendant Corporation and a member of the executive committee of that corporation’s board of directors from November 1993 until its deconsolidation in 2006. He currently serves as a director of Avis/Budget Group, Inc., a rental car company, and Ashford Hospitality Trust, a hospitality property focused real estate investment trust, or REIT. He is a senior advisor to Mubadala Development Company, the strategic investment vehicle of the government of Abu Dhabi, and a member of the board of Aldar Property Group, a real estate development, management and investment company, that is publicly traded in Abu Dhabi. He is on the boards of the Jackie Robinson Foundation, The Intrepid Fallen Heroes Fund and the Fisher House Foundation. Mr. Edelman has extensive commercial real estate industry experience and knowledge developed over his nearly 40 years of practicing law, which provides us with valuable perspectives into developments in our industry.

Henry N. Nassau has been a director since 2003. Mr. Nassau has been a partner since September 2003 and is chair of the corporate and securities group at the law firm Dechert LLP. Mr. Nassau was the chief operating officer of Internet Capital Group, Inc., an Internet holding company, from December 2002 until June 2003, having previously served as managing director, general counsel and secretary since May 1999. Mr. Nassau was previously a partner at Dechert LLP from September 1987 to May 1999 and was chair of the firm’s business department from January 1998 to May 1999. At Dechert LLP, Mr. Nassau engages in the practice of corporate law, concentrating on mergers and acquisitions, public offerings, private equity and venture capital financing. Mr. Nassau also serves on the advisory board of RAF Industries and as a trustee for Episcopal Academy. Mr. Nassau has significant professional experience as an officer of a public company and as an attorney and partner in a major law firm which allows him to make unique contributions in the area of corporate governance.

Joshua A. Polan has been a director since 2004. Mr. Polan is a managing director of Berkley Capital, LLC, a wholly owned subsidiary of W.R. Berkley, or WRBC. He has been an executive officer of Interlaken Capital, Inc., or Interlaken, a company substantially owned and controlled by William R. Berkley, W.R. Berkley’s chairman of the board and chief executive officer, since June 1988, and currently serves as managing director of Interlaken. For more than five years prior to June 1988, Mr. Polan was a partner in the public accounting firm of Touche Ross & Co. We believe Mr. Polan’s experience in the insurance industry and the investment activities of his employer provides useful insight into our business.

Lynne B. Sagalyn has been a director since 1997. Dr. Sagalyn is the Earle W. Kazis and Benjamin Schore Professor of Real Estate at Columbia Business School where she is director of the Paul Milstein Center for Real Estate and the MBA Real Estate Program. This position marks a return to Columbia, where she had been a professor of finance and economics for more than twelve years, and to the MBA Real Estate Program, which she developed during that period. From 2004 until her return to Columbia in July 2008, Dr. Sagalyn held appointments at the University of Pennsylvania in both the School of Design (City Planning Department) and the Wharton School (Real Estate Department). Dr. Sagalyn is the Vice Chairman and a director of UDR, Inc., a self-administered REIT in the apartment communities sector. Dr. Sagalyn also serves on the advisory board of The Goldman Family Enterprises, as a member of the audit committee of Planned Parenthood of New York City, and as a member of the board of directors of Regional Plan Association of New York. She has also served on the New York City Board of Education Chancellor’s Commission on the Capital Plan. Through her prominent positions in graduate real estate programs of leading universities, Dr. Sagalyn brings expertise in real estate and finance to our board and the audit committee, of which she is the chair.

John G. Schreiber has been a director since 2012. Mr. Schreiber is the President of Centaur Capital Partners, Inc. and a Partner and Co-Founder of Blackstone Real Estate Advisors. Mr. Schreiber has overseen all of Blackstone’s real estate investments since 1992. Previously, Mr. Schreiber served as Chairman and Chief Executive Officer of JMB Urban Development Co. and Executive Vice President of JMB Realty Corp. Mr. Schreiber is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company and AMLI Residential Properties Trust and he currently serves on the board of General Growth Properties, Inc., JMB Realty Corp. and a number of mutual funds managed by T. Rowe Price Associates. Mr. Schreiber graduated from Loyola University of Chicago and received an MBA from Harvard Business School. Mr. Schreiber’s extensive experience with, and strong record of success in investing in, real estate-related assets provides our board of directors with valuable insights into developments in our industry.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL EIGHT NOMINEES NAMED ABOVE.

The Board of Directors; Committees

Our business is managed by our Manager, subject to the supervision and direction of our board of directors. Our board of directors has eight members and is currently comprised of Messrs. Nash, Plavin, Dobrowski, Edelman, Nassau, Polan, Schreiber and Dr. Sagalyn.

In accordance with the terms of the Purchase and Sale Agreement, dated as of September 27, 2012, or Purchase Agreement, by and between us and Huskies Acquisition LLC, or Huskies Acquisition, an affiliate of Blackstone that we entered into in connection with the strategic transaction with affiliates of Blackstone that was consummated on December 19, 2012, the board of directors, upon the recommendation of the corporate governance committee, appointed Messrs. Michael B. Nash and John G. Schreiber to the board of directors and Messrs. Samuel Zell and Edward S. Hyman resigned as members of the board of directors. Mr. Schreiber was also appointed as chairman of the board of directors in accordance with the Purchase Agreement at that time. On February 26, 2013, the board of directors elected Michael B. Nash to the newly established position of Executive Chairman, in which capacity he acts as both chairman of the board of directors and as executive chairman of the Company.

Director Independence

Under our corporate governance guidelines and NYSE rules, the board of directors must be comprised of at least a majority of directors who qualify as “independent” directors. A director is not independent unless the board of directors affirmatively determines that he or she does not have a “material relationship” with us and the director must meet the bright-line test for independence set forth by the NYSE rules. Our corporate governance guidelines also require all members of the audit committee, the compensation committee and the corporate governance committee to be “independent” directors. Based upon its review, the board of directors has determined that all of our directors other than Messrs. Nash, Plavin and Schreiber are independent under the criteria for independence set forth in the listing standards of the NYSE. Mr. Nash is not independent because he is our executive chairman and he is an employee of Blackstone. Mr. Plavin is not independent because he is our chief executive officer and he is also an employee of Blackstone. Mr. Schreiber is associated with Blackstone and both he and Mr. Nash were elected to the board of directors in accordance with the terms of the Purchase Agreement.

In making its determinations that Mr. Polan and Mr. Edelman are independent directors, the board of directors considered the following transactions, relationships and arrangements. In connection with the determination that Mr. Polan is an independent director, the board of directors considered that he serves as a managing director of Berkley Capital, LLC, a wholly owned subsidiary of WRBC, which as of April 17, 2013 owned approximately 13.1% of the shares of our class A common stock, and that his nomination is required pursuant to a director nomination right in accordance with the Securities Purchase Agreement among the Company and WRBC dated May 11, 2004, or Securities Purchase Agreement. We also previously entered into three separate account agreements with affiliates of WRBC for an aggregate of $250.0 million under which a former subsidiary of ours invested capital on behalf of WRBC. In addition, a wholly-owned subsidiary of WRBC is an investor in Five Mile Capital Partners LLC and private funds under its management, collectively referred to as Five Mile. On March 31, 2011, Five Mile provided an $83.0 million mezzanine loan to a majority-owned subsidiary of ours in connection with our 2011 comprehensive restructuring. The mezzanine loan was fully repaid on February 10, 2012. In connection with the determination that Mr. Edelman is an independent director the board of directors considered that he is of counsel to Paul Hastings LLP, a law firm that from time to time has provided us with legal representation with respect to various matters.

Board of Directors Composition

The board of directors seeks to ensure that the board of directors is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the board of directors to satisfy its oversight responsibilities effectively. In that regard, the corporate governance committee is responsible for recommending candidates for all directorships to be filled by the board of directors or by the stockholders at an annual or special meeting. In identifying candidates, the corporate governance committee will review all nominees for director in accordance with the requirements and qualifications contained in the corporate governance guidelines and, subject to the requirements in the Purchase Agreement and the Securities Purchase Agreement, recommend that the board of directors select those nominees whose attributes the corporate governance committee believes would be most beneficial to us. In identifying candidates for membership on the board of directors, the corporate governance committee takes into account (1) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collegially with the other members of the board of directors and (2) all other factors it considers appropriate. While our corporate governance guidelines do not include an express diversity policy, we note that Dr. Sagalyn, who has been one of our longest standing directors, was recruited in part with a gender diversity goal in mind.

Our board of directors currently has four standing committees: an audit committee, a compensation committee, a corporate governance committee and an investment risk management committee. The current written charters for each of the audit committee, compensation committee and corporate governance committee are available on the investor relations page of our website, www.capitaltrust.com, under the “Investor Relations” tab by selecting “Corporate Governance.”

Audit Committee

The audit committee is currently comprised of Messrs. Dobrowski and Nassau and Dr. Sagalyn, with Dr. Sagalyn serving as the committee’s chairperson. All audit committee members meet the independence criteria and have the qualifications set forth in the listing standards of the NYSE and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or Exchange Act. Each of Messrs. Dobrowski and Nassau is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act, and our board of directors has determined that they each have the accounting and related financial management expertise within the meaning of the listing standards of the NYSE. The SEC has determined that the audit committee financial expert designation does not impose on a person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation. The audit committee appoints our independent registered public accounting firm, oversees the quality and integrity of our financial reporting and the audits of our financial statements by our independent registered public accounting firm and in fulfilling its oversight function, reviews with our management and independent registered public accounting firm the scope and result of the annual audit, our auditors’ independence and our accounting policies. The audit committee is also responsible for the overall administration of our code of business conduct and ethics, including its interpretation and amendment.

The audit committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters in accordance with Rule 10A-3 under the Exchange Act. The audit committee oversees the review and handling of any complaints submitted pursuant to the forgoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.

Compensation Committee

The compensation committee is currently comprised of Messrs. Edelman and Nassau and Dr. Sagalyn, with Mr. Nassau serving as the committee’s chairperson. All compensation committee members meet the independence criteria set forth in the listing standards of the NYSE.

The compensation committee oversees the annual review of our management agreement with our Manager, which we refer to as the “Management Agreement”, whereby we became externally managed. To the extent that we are responsible for paying the compensation and/or any other employee benefits of our executive officers and senior management, the compensation committee also oversees such compensation, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. We are externally managed by our Manager pursuant to the Management Agreement and as of the date hereof we have no employees. Since December 19, 2012, our executive officers have not received compensation from us or any of our subsidiaries for serving as executive officers.

In particular, the compensation committee’s primary duties are described in the compensation committee charter and include:

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to the extent that we are responsible for paying the compensation and/or any other employee benefits of our chief executive officer, reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our board of directors) exercising sole authority to determine and approve our chief executive officer’s compensation level based on this evaluation;

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determining the long-term incentive component, if any, of our chief executive officer’s compensation that we are responsible for paying by considering, among other factors selected by the compensation committee, our performance and relative stockholder return, our chief executive officer’s individual performance, including progress on strategic objectives, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to our chief executive officer in past years;

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to the extent that the Company is responsible for paying incentive compensation and equity-based compensation to employees of Capital Trust or any external manager, considering the recommendations of our chief executive officer with respect to non-chief executive officer management and key employee compensation and determining and approving such compensation;

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to the extent that we are responsible for paying incentive compensation and equity-based compensation to employees of Capital Trust or any external manager, reviewing and making recommendations to our board of directors with respect to incentive compensation plans and equity-based compensation plans or material changes to any such existing plans and discharging and administering any such plans as required by the terms thereof;

•	overseeing the drafting and reviewing and discussing with management the compensation discussion and analysis and related disclosures required by the SEC;

•	preparing and approving any compensation committee report required to be included in our annual report or proxy statement in accordance with applicable SEC regulations;

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to the extent that we are responsible for sponsoring or managing executive compensation programs, periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;

•	reviewing and making recommendations to our board of directors concerning compensation arrangements for non-employee members of our board of directors and stock ownership guidelines;

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in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing our policies on structuring compensation programs to preserve tax deductibility, and, as and when required or desired, establishing performance goals and confirming that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code;

•	reviewing and approving any severance or similar termination payments proposed to be made to any of our current or former executive officers; and

•	performing any other duties or responsibilities expressly delegated to the compensation committee by our board of directors from time to time relating to our compensation programs.

The compensation committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our board of directors or management. The compensation committee shall have the sole authority to select and retain a compensation consultant to assist in the evaluation of chief executive officer compensation.

The compensation committee engaged the services of a compensation consultant, FPL Associates Compensation, a division of FPL Associates L.P., or FPL, with respect to level of incentive and bonus awards made in 2012 related to the sale of our investment management and special servicing platform. FPL has no other relationships with the company and is considered an independent third party advisor. The compensation committee reviewed FPL’s independence and determined that FPL’s work for the compensation committee in 2012 did not raise any conflict of interest pursuant to the SEC and NYSE rules. In addition, FPL is advising the compensation committee with respect to the Capital Trust, Inc. 2013 Stock Incentive Plan and the Capital Trust, Inc. 2013 Manager Incentive Plan.

The compensation committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the compensation committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code.

Corporate Governance Committee

The corporate governance committee is currently comprised of Messrs. Dobrowski, Nassau and Polan, with Mr. Nassau serving as the committee’s chairperson. All corporate governance committee members meet the independence criteria set forth in the listing standards of the NYSE.

Among other things, the corporate governance committee identifies qualified individuals to become board members, recommends to the board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develops and recommends to the board our corporate governance guidelines. More specifically, the corporate governance committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the board of directors, as well as the composition of the board as a whole, in the context of our needs. The corporate governance committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our corporate governance guidelines and will, subject to the requirements of the Purchase Agreement and the Securities Purchase Agreement, recommend that the board select those nominees whose attributes it believes would be most beneficial to us. This review involves an assessment of the personal qualities and characteristics, accomplishments and business reputation of director candidates. The corporate governance committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time by the corporate governance committee:

•	demonstrated personal integrity and moral character;

•	willingness to apply sound and independent business judgment for the long-term interests of stockholders;

•	relevant business or professional experience, technical expertise or specialized skills;

•	personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and

•	ability to commit sufficient time to effectively carry out the substantial duties of a director.

Investment Risk Management Committee

On February 26, 2013, the board of directors dissolved the investment committee and established the investment risk management committee. The investment committee previously exercised the authority of the board of directors to approve additions to or modifications of our portfolio of loans and investments beyond the limits of the authority delegated to management in our loan policy. The investment risk management committee is comprised of independent directors and currently consists of Messrs. Dobrowski, Edelman and Polan, with Mr. Edelman serving as the committee’s chairperson. The investment risk management committee is currently responsible for the supervision of our Manager’s compliance with our investment guidelines, and conducting periodic reviews of our loan and investment portfolio. In addition, any proposed investment (i) of more than 25% of our Equity (as defined in the Management Agreement) in any individual investment or (ii) in excess of $150.0 million requires the approval of a majority of the members of the investment risk management committee.

Meetings

Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed, and to meet as frequently as necessary, in order to properly discharge their responsibilities. Our board of directors conducts its business through meetings of the board of directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2012, the board of directors held seven meetings and took five actions by written consent. During the fiscal year 2012: (i) the audit committee held five meetings and took one action by written consent, (ii) the compensation committee held one meetings and took three actions by written consent, (iii) the corporate governance committee did not hold any formal committee meetings, and took two actions by written consent and (iv) the investment committee, which was dissolved by the board of directors on February 26, 2013, did not hold any formal committee meetings, but rather discussed matters informally. Each director attended 100% of the combined number of meetings of the board of directors and meetings of committees on which he or she served during the period in 2012 in the period during which he or she served as a director or member of such committee, as applicable, with the exception of Mr. Hyman who only attended 71% of such meetings. Mr. Hyman resigned from our board of directors on December 19, 2012.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. At our last annual meeting, which was held on June 20, 2012, Messrs. Plavin and Edelman attended.

Executive Sessions

In accordance with applicable NYSE listing requirements, our non-management directors periodically hold executive sessions at which management is not present. Our corporate governance guidelines provide that, at their discretion, the non-management directors may designate the director who will preside at each executive session of the board, or if no director has been designated, the chairperson of the corporate governance committee shall serve as such presiding director. No director has been designated to preside at all executive sessions and therefore Henry N. Nassau, chairman of our governance committee, presides at the executive sessions of the board.

Board Leadership Structure and Role in Risk Oversight

Mr. Michael B. Nash currently serves as executive chairman of the Company and chairman of the board and Mr. Stephen D. Plavin serves as our chief executive officer and president and is also a member of the board. In his capacity as executive chairman of the Company, Mr. Nash leads the investment strategy of the Company with Mr. Plavin, our chief executive officer and president, who is responsible for managing the day-to-day operations of the Company. We believe separating the executive chairman and chairman of the board and the chief executive officer is appropriate as it helps the board meet its responsibilities of overseeing management and setting our strategic direction as well as fostering long-term value of the Company.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the

Maryland General Corporation Law, our business and affairs are managed under the direction of our board of directors. Our Manager is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for establishing broad corporate policies, for our overall performance and for the direction and oversight of our risk management. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Manager and our executive officers.

In connection with their oversight of risks to our business, our board of directors and the audit committee consider feedback from our Manager concerning the risks related to our business, operations and strategies. The audit committee also assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with NYSE requirements, discusses policies with respect to risk assessment and risk management. The compensation committee and the corporate governance committee assist the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning, and corporate governance. Our board of directors reviewed with the compensation committee its compensation policies and practices applicable to our Manager that could affect our assessment of risk and risk management. Following such review, our board of directors determined that our compensation policies and practices, pursuant to which we pay no cash compensation to our Manager’s officers and employees since they are compensated by our Manager or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. Our board of directors also considered that while we may grant our officers, our Manager and affiliates of our Manager’s employees equity awards, such grants align their interests with our interests and do not create risks that are reasonably likely to have a material adverse effect on us. The investment risk management committee exercises the authority of the board to supervise our Manager’s compliance with the investment guidelines approved by the board and to approve any proposed investments in excess of the limits set forth in the investment guidelines.

Corporate Governance

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors and employees (if any), and to all of the officers and employees of the Manager and its affiliates who provide services to us, including our principal executive officer, principal financial officer and principal accounting officer. Our code of business conduct and ethics, as it relates to employees of Blackstone, operates in conjunction with, and in addition to, the policies of our Manager and those of Blackstone. Our code of business conduct and ethics is designed to comply with SEC regulations and NYSE listing standards relating to codes of conduct and ethics.

Corporate Governance Guidelines

We have also adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors’ expectations as to how it and they should perform its and their respective functions.

Stockholder Nominations and Communications Policy

Our board of directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder and interested party communications with the board of directors.

Stockholders may recommend director nominees for consideration by the corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Stockholder Nominations, Capital Trust, Inc., 345 Park Avenue, 10th Floor, New York, New York 10154. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Stockholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, Capital Trust, Inc., c/o BREDS/CT Advisors L.L.C., 345 Park Avenue, 10th Floor, New York, New York 10154. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

The full text of the stockholder nominations and communications policy is available on the investor relations page of our website, www.capitaltrust.com, under the “Investor Relations” tab by selecting “Corporate Governance.”

Executive and Senior Officers

The following sets forth the positions, ages as of April 29, 2013 and selected biographical information for our executive and senior officers who are not directors.

Geoffrey G. Jervis, age 41, has served as our chief financial officer since 2005. Mr. Jervis is also our treasurer and assistant secretary, the chief financial officer of our Manager and is also a member of our Manager’s investment committee. Mr. Jervis is also a managing director of Blackstone and the chief financial officer of Blackstone Real Estate Debt Strategies. Before joining Blackstone in 2012, Mr. Jervis was also the chief financial officer of CTIMCO, a commercial real estate investment manager and rated special servicer that was wholly owned by Capital Trust and acquired by affiliates of Blackstone in December 2012. Prior to joining Capital Trust, Mr. Jervis was chief of staff for the New York City Economic Development Corporation under the Giuliani Administration. Mr. Jervis’ responsibilities included the City of New York’s privatization efforts within its real estate and related portfolios. Mr. Jervis received a B.A. in History from Vanderbilt University, and an honors (Beta Gamma Sigma) M.B.A. from Columbia Business School.

Randall S. Rothschild, age 40, has served as our secretary and managing director, legal and compliance since February 2013. Mr. Rothschild is also the chief operating officer of our Manager and is also a member of our Manager’s investment committee. Mr. Rothschild is also a managing director and chief operating officer of Blackstone Real Estate Debt Strategies. Before joining Blackstone in 2008, Mr. Rothschild was with Merrill Lynch from 2004 to 2008 where he originated, structured and executed real estate investments for the firm’s Real Estate Principal Investment Group—Americas. Prior to joining Merrill Lynch, Mr. Rothschild was an associate in the Real Estate group of Fried Frank Harris Shriver & Jacobson where he worked from 1999 to 2004. At Fried Frank, Mr. Rothschild represented private equity real estate funds, investment banks, developers, REITs and institutional investors in the structuring, negotiation and closing of real estate transactions. Prior to that, he was an associate at Tannenbaum Helpern Syracuse & Hirschtritt. Mr. Rothschild received a B.A. in Government from Georgetown University and a J.D. from Benjamin N. Cardozo School of Law.

Thomas C. Ruffing, age 52, has served as our managing director, asset management since February 2013. Mr. Ruffing previously served as our chief credit officer since July 2006. Mr. Ruffing is also a managing director of our Manager and a managing director of Blackstone Real Estate Debt Strategies. Before joining Blackstone, Mr. Ruffing was also chief credit officer of CTIMCO, a commercial real estate investment manager and rated special servicer that was wholly owned by Capital Trust and acquired by Blackstone in December 2012. Prior to joining Capital Trust, Mr. Ruffing worked at JP Morgan Chase in the Real Estate & Lodging Investment Banking Group. Mr. Ruffing’s responsibilities included structured corporate real estate finance transactions, major asset property sales, and the restructuring and workout of real estate loans. Mr. Ruffing holds a B.S. and an M.E. in Mechanical Engineering from the University of Virginia and an M.B.A. from Columbia Business School.

EXECUTIVE COMPENSATION

Executive Compensation

Prior to the consummation of the sale of our investment management and special services business on December 19, 2012 (the “Investment Management Business Sale”), we were led by Stephen D. Plavin, who served as our chief executive officer, Geoffrey G. Jervis, who served as our chief financial officer, and Thomas C. Ruffing, who served as our chief credit officer and head of asset management. Since the Investment Management Business Sale, we have been externally managed and advised by our Manager pursuant to the Management Agreement between our Manager and us. Our executive officers for fiscal year 2012 currently serve as officers of our Manager and we no longer have any employees. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our executive officers for fiscal year 2012, who are currently employees of our Manager or one or more of its affiliates, do not currently receive compensation from us or any of our subsidiaries for serving as our executive officers.

Our executive officers during fiscal year 2012 did not receive compensation from us or any of our subsidiaries for periods after December 18, 2012, and our Manager has informed us that it cannot identify the portion of the compensation awarded to such executive officers by our Manager that relates solely to their services to us. As a result, we do not intend to provide executive compensation disclosure pursuant to Item 402 of Regulation S-K for periods after December 18, 2012.

The following table sets forth for the year indicated the annual compensation of our chief executive officer and our other “named executive officers,” as such term is defined in Item 402(m) of Regulation S-K. The information for fiscal year 2012 reflects the compensation awarded to, earned by, or paid to our named executive officers prior to the consummation of the Investment Management Business Sale.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Stephen D. Plavin	2012	531,314	600,000	350,000	213,917	488,654	2,183,885
Chief Executive Officer	2011	550,000	1,866,575	320,600	—	9,635	2,746,810

Geoffrey G. Jervis	2012	434,712	450,000	280,000	171,133	360,096	1,695,941
Chief Financial Officer, Treasurer and Secretary	2011	450,000	1,488,178	229,000	—	7,350	2,174,528

Thomas C. Ruffing	2012	241,506	250,000	140,000	128,350	177,115	936,971
Chief Credit Officer and Head of Asset Management	2011	250,000	550,000	137,400	—	7,350	944,750

(1)	These amounts represent compensation for the period from January 1, 2012 through December 18, 2012, the date prior to the consummation of the Investment Management Business Sale.
(2)	The amounts reported in the “Bonus” column reflect the guaranteed minimum amount of cash bonus paid to each named executive officer pursuant to the Performance-Based Annual Cash Bonus Award Agreements entered into with each of our named executive officers (the “2012 Bonus Program”). For further discussion regarding the Company’s 2012 Bonus Program, see “—Narrative Disclosure to Summary Compensation Table—2012 Bonus Program” below. During 2011, in addition to an annual discretionary bonus, upon the consummation of our comprehensive debt restructuring in March 2011, Messrs. Plavin, Jervis and Ruffing were awarded cash bonuses of $1,185,000, $985,000 and $250,000, respectively.
(3)	The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of restricted stock granted in each respective year, calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718 (formerly Statement of Financial Accounting Standards 123R), or ASC Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our class A common stock on the date of grant, which is then recognized over the service period of the award.

(4)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent 2012 Bonus Program awards for performance year 2012. For further discussion regarding the Company’s 2012 Bonus Program, see “—Narrative Disclosure to Summary Compensation Table—2012 Bonus Program” below.
(5)	Amounts reported in the “All Other Compensation” column for 2012 represent dividends on unvested restricted stock and deferred stock units, 401(k) contributions and a payment for unused vacation days for each of the three named executive officers. On December 20, 2012, pursuant to the terms of the restricted stock awards agreements, Mr. Plavin, Mr. Jervis and Mr. Ruffing were paid $460,000, $350,000 and $160,000, respectively, in dividends payable to record holders of shares on November 12, 2012 on unvested restricted stock and deferred stock units, see “—Narrative Disclosure to Summary Compensation Table —Restricted Stock Awards” below. We made a 401(k) contribution of $7,500 to each of our named executive officers. Messrs. Plavin, Jervis and Ruffing were also paid $21,154, $2,596 and $9,615, respectively, for unused vacation days.

Narrative Disclosure to Summary Compensation Table

2012 Bonus Program

On June 27, 2012, our compensation committee approved the following range of cash bonuses awards for fiscal year 2012 based on specified performance measures, including total stockholder return, gross originations and incremental revenue from our investment management business in 2012:

Officer	Minimum	Target	Maximum
Stephen D. Plavin	$600,000	$725,000	$850,000
Geoffrey G. Jervis	450,000	550,000	650,000
Thomas C. Ruffing	250,000	325,000	400,000

The performance measures were intended to align the interests of our named executive officers with our stockholders.

The compensation committee approved the following performance targets and performance measure weights for determining the bonus award for each of our named executive officers. The weight of the Total Stockholder Return measure was 50% to highlight the importance of management creating stockholder value.

Measure	Threshold	Target	Maximum	Weight
Total Stockholder Return for 2012	42.50%	52.50%	75.00%	50.00%
Total Gross Originations	$100 million	$150 million	$200 million	25.00%
Incremental CTIMCO Revenue	$3 million	$4.5 million	$6.0 million	25.00%

“Total Stockholder Return” is defined as the appreciation in the average closing stock price of our stock during the ten-day period immediately prior to the commencement of the performance cycle and the average closing stock price of our stock during the ten-day period immediately prior to the end of the performance cycle (i.e. taking into account dividends and other amounts paid or declared with respect to outstanding shares). This performance metric was designed to align the interests of our executive officers with the interests of our stockholders. It incentivized our executive officers to focus on creating value for our stockholders.

“Total Originations” is defined as the equity invested in transactions originated by CTIMCO, our investment management subsidiary that was sold to Blackstone on December 19, 2012. This performance metric was intended to incentivize the executives to enhance our management fee revenue and assets under management.

“Incremental CTIMCO Revenue” is defined as incremental revenues received in 2012 for activities conducted in 2012. This performance measure was intended to incentivize the executives to enhance our management fee revenue.

If actual performance of one of the performance measures was below the specified threshold, the weight of such performance measure would still be multiplied by the minimum award opportunity.

If actual performance of one of the performance measures was at or above threshold, but below target, the sum of (a) the weight multiplied by the minimum award amount and (b) the amount obtained by multiplying the weight by the product obtained by multiplying (y) $125,000, $100,000, $75,000 in the case of Messrs. Plavin, Jervis and Ruffing, respectively, by (z) the quotient obtained by dividing the amount by which actual performance exceeds threshold by the amount by which maximum exceeds threshold.

If actual performance of one of the performance measures was at or above target, but below maximum, the sum of (a) the weight multiplied by the target award amount and (b) the amount obtained by multiplying the weight by the product obtained by multiplying (y) $125,000, $100,000, $75,000 in the case of Messrs. Plavin, Jervis and Ruffing, respectively, by (z) the quotient obtained by dividing the amount by which actual performance exceeds target by the amount by which maximum exceeds target.

If actual performance of one of the performance measures was at or above maximum, the weight of such performance measure would be multiplied by the maximum award opportunity.

In addition, the 2012 Bonus Program also provided for an alternate compensation award determination in the event of the consummation of a recapitalization or sale of the Company and/or sale of components of our business prior to December 31, 2012 (a “strategic transaction”), a process overseen by a special committee of the board of directors. If a strategic transaction were to occur prior to December 31, 2012, the annual performance-based bonus would be determined, without pro ration, with respect to each performance measure based on the higher of the “Target” or actual performance. Actual results with respect to Total Originations and Incremental CTIMCO Revenue would be annualized for the purposes of calculating those performance criteria and Total Stockholder Return would be based on the valuation of the Company implied by the strategic transaction as determined by the special committee of the board of directors and management, in good faith and without discount, and after taking into account any consideration paid or payable in connection with such strategic transaction.

The Investment Management Business Sale constituted a strategic transaction and accordingly, the actual performance payments were based on the following performance results, which were above the Target award opportunity: (i) Total Stockholder Return was 76% based upon a valuation by the special committee of the board of directors of $4.00 per share, which, in accordance with the alternate strategic transaction award determination (described above), resulted in a maximum award opportunity, (ii) Total Gross Originations were $142.3 million, which, in accordance with the alternate strategic transaction award determination, resulted in a target award opportunity, and (iii) Incremental CTIMCO Revenue was $6.2 million, which, in accordance with the alternate strategic transaction award determination, resulted in a maximum award opportunity. The 2012 Bonus Program awards paid to Messrs. Plavin, Jervis and Ruffing were $813,917, $621,133 and $378,350, respectively, based on the application of our actual results to our weighted specified performance measures.

Restricted Stock Awards

On June 27, 2012, our compensation committee also approved the following restricted stock awards under our 2011 Long-Term Incentive Plan (the “2011 Plan”):

Officer	Number of Shares Subject to Award
Stephen D. Plavin	125,000
Geoffrey G. Jervis	100,000
Thomas C. Ruffing	50,000

These awards would become 100% vested upon consummation of a strategic transaction if (i) the definitive agreements governing the strategic transaction were entered into prior to December 31, 2012 and (ii) the participant remained employed by us through the completion of such strategic transaction or was terminated under certain circumstances including, among other things, termination without “cause” or by becoming “disabled”, as defined in the 2011 Plan, prior to the completion of such strategic transaction. All of the restricted stock awards vested upon the consummation of the Investment Management Business Sale in December 2012 because the participants remained employed by us through the completion of the strategic transaction.

Outstanding Equity Awards at Fiscal Year-End 2012

As of December 31, 2012, there were no unvested equity awards outstanding.

In connection with the Investment Management Business Sale our board of directors vested the unvested portion of all restricted stock awards held by each of our employees. As a result, on December 19, 2012, Messrs. Plavin, Jervis and Ruffing received 75,000, 50,000 and 30,000 shares of unrestricted stock, respectively. These shares would have otherwise vested 50% on March 31, 2013 and 50% on March 31, 2014.

Pursuant to the terms of the award agreement, all unvested shares of restricted stock held by awardees were entitled to receive dividends declared on our Class A common stock. On December 20, 2012, stockholders of record, including the holders of unvested restricted stock, as of November 12, 2012, received the special dividend of $2.00 per share.

Additional Narrative Disclosure

As part of our incentive compensation program, in the past we have also granted incentive awards to our named executive officers in two other forms that are described below. For a further discussion on these awards, see Notes 3 and 4 to the consolidated financial statements in our 2012 Annual Report on Form 10-K.

CT Legacy REIT Management Incentive Awards Plan

In conjunction with the restructuring of our debt obligations in March 2011, we created an employee pool for up to 6.75% of the dividends paid to the common equity holders of CT Legacy REIT Mezzanine Borrower, Inc. or CT Legacy REIT (subject to certain caps and priority distributions). CT Legacy REIT was a newly-formed majority-owned subsidiary to which we contributed the legacy loan and securities portfolios of the Company, subject to attendant indebtedness.

On March 31, 2011, Messrs. Plavin, Jervis and Ruffing were awarded 35%, 25% and 15% of the employee pool subject to the following vesting schedule, which was based on employment: (i) 25% vests on the date of grant, (ii) 25% vests in March 2013, (iii) 25% vests in March 2014, and (iv) the remainder vests upon our receipt of dividends from CT Legacy REIT.

CTOPI Incentive Management Fee Grants

CT Opportunity Partners I, LP, or CTOPI, is a private investment fund that was previously under our management and is now managed by our Manager. While our Manager earns the base management fees, we continue to earn any incentive management fees. Incentive management fees are defined as 17.7% of profits of CTOPI after a 9.0% preferred return and a 100% return of capital to the CTOPI partners. We retained only our carried interest in CTOPI subsequent to the Investment Management Business Sale.

In January 2011, we created a pool for employees equal to 45% of the CTOPI incentive management fee and Messrs. Plavin, Jervis and Ruffing were awarded 30%, 20% and 10% of the employee pool subject to the following vesting schedule, which is based on employment: (i) one-third on the date of grant, (ii) one-third on September 13, 2012 and (iii) the remainder vests upon our receipt of incentive management fees from CTOPI.

On December 19, 2012, both the CT Legacy REIT and the CTOPI award agreements were amended to modify the employment based vesting conditions for the unvested portion of the awards to be based on employment with our Manager rather than with us. Both the CT Legacy REIT and the CTOPI awards contain provisions that accelerate vesting of the awards upon an involuntary termination (as defined in our 2007 Long-

Term Incentive Plan) from continuous service by our Manager. As of December 31, 2012, our named executive officers were and continue to be employed by affiliates of our Manager.

Non-Employee Director Compensation

In 2012, our non-employee directors earned fees at an annual rate of $75,000. Payment for services is made quarterly in the form of cash and/or stock units. For those directors who have elected to receive stock units, the number of units is determined based upon the quarterly fee and the average stock price for the applicable quarter. In addition, the chairperson of our audit committee receives $12,000 per annum payable in four quarterly cash installments. All directors are also reimbursed for travel expenses incurred in attending board and committee meetings.

Members of a special committee of our board, comprised of Messrs. Dobrowski, Nassau and Edelman formed to oversee management in our effort to restructure our debt obligations, were each paid $75,000 for their service. This fee was paid effective upon the consummation of the Investment Management Business Sale in December 2012.

Mr. Samuel Zell and Mr. Edward S. Hyman resigned from our board upon the consummation of the Investment Management Business Sale on December 19, 2012. Upon the recommendation of the compensation committee and approval by the board of directors, we paid Mr. Zell a retirement payment of $75,000 in recognition of his long standing service as chairman of the board. In accordance with the terms of the Purchase Agreement and upon recommendation by the corporate governance committee, Messrs. Michael B. Nash and John G. Schreiber were elected to serve as members of our board of directors with Mr. Schreiber serving as our chairman. Messrs. Schreiber, Nash and Plavin do not receive compensation for their services as directors.

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Samuel Zell(1)	72,554	—	—	—	—	75,000	147,554
Thomas E. Dobrowski(2)	150,000	—	—	—	—	—	150,000
Martin L. Edelman(3)	150,000	—	—	—	—	—	150,000
Edward S. Hyman(4)	72,554	—	—	—	—	—	72,554
Michael B. Nash(5)	—	—	—	—	—	—	—
Henry N. Nassau(6)	150,000	—	—	—	—	—	150,000
Joshua A. Polan(7)	75,000	—	—	—	—	—	75,000
Lynne B. Sagalyn(8)	87,000	—	—	—	—	—	87,000
John G. Schreiber(9)	—	—	—	—	—	—	—

(1)	Mr. Zell’s retirement payment of $75,000 was paid in cash and the remaining compensation was paid 50% ($36,277) in cash and 50% ($36,277) in stock units.
(2)	Mr. Dobrowski’s special committee fee of $75,000 was paid in cash and the remaining compensation was paid 50% ($37,500) in cash and 50% ($37,500) in stock units.
(3)	Mr. Edelman’s special committee fee of $75,000 was paid in cash and the remaining compensation was paid 50% ($37,500) in cash and 50% ($37,500) in stock units.
(4)	Mr. Hyman’s compensation was paid 50% ($36,277) in cash and 50% ($36,277) in stock units.
(5)	Mr. Nash does not receive any fee for serving as a member of our board of directors.
(6)	Mr. Nassau’s special committee fee of $75,000 was paid in cash and the remaining compensation was paid 50% ($37,500) in cash and 50% ($37,500) in stock units.
(7)	Mr. Polan’s compensation was paid 100% in cash to W.R. Berkley Corporation.
(8)	Dr. Sagalyn’s audit committee chairperson fee of $12,000 was paid in cash and the remaining compensation was paid 50% ($37,500) in cash and 50% ($37,500) in stock units.
(9)	Mr. Schreiber does not receive any fee for serving as a member of our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own, or are part of a group that owns, more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto available to us and other information obtained from our directors, officers and certain 10% stockholders or otherwise available to us, we believe that no director, officer or beneficial owner of more than 10% of our class A common stock failed to file on a timely basis a report required pursuant to Section  16(a) of the Exchange Act with respect to 2012.

Security Ownership of Certain Beneficial Owners and Management

As of April 17, 2013, there were a total of 29,266,514 shares of our class A common stock issued and outstanding. The following table sets forth as of April 17, 2013, certain information with respect to the beneficial ownership of our class A common stock, by:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding class A common stock;

•	each director, director nominee and named executive officer currently employed by us; and

•	all of our directors and executive officers as a group.

Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to our class A common stock.

The class A common stock numbers in the following table have not been adjusted to give effect to the one-for-ten reverse stock split we announced on April 26, 2013, which is expected to take effect at about 5:01 p.m. (EDT) on May 6, 2013. The reverse stock split will apply to all of our outstanding class A common stock and therefore will not affect any stockholder’s relative ownership percentage.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)
Greater than 5% Owner
Blackstone Holdings III L.P.(2)	5,000,000	17.1
W.R. Berkley Corporation, et al.(3)	3,843,413	13.1
Mittleman Brothers, LLC, at. al.(4)	1,913,448	6.5
Executive Officers and Directors
Thomas E. Dobrowski(5)	214,914	*
Martin L. Edelman(6)	276,723	*
Geoffrey G. Jervis(7)	155,964	*
Michael B. Nash(8)	—	—
Henry N. Nassau(9)	161,970	*
Stephen D. Plavin(10)	268,896	*
Joshua A. Polan(11)	—	—
Randall S. Rothschild(12)	—	—
Thomas C. Ruffing(13)	81,300	*
Lynne B. Sagalyn(6)(14)	277,223	*
John G. Schreiber	—	—
All executive officers and directors as a group(11 persons)	1,436,991	4.9%

*	Represents less than 1%.
(1)	The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.
(2)	Based on a Schedule 13D filed with the SEC on December 21, 2012, Blackstone Holdings III L.P. directly holds such shares of class A common stock. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P. The Blackstone Group L.P. is the managing member of Blackstone Holdings III GP Management L.L.C. Blackstone Group Management L.L.C. is the general partner of The Blackstone Group L.P. (together with Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., the “Blackstone Entities”). Blackstone Group Management L.L.C. is wholly owned by its senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone Entities and Mr. Schwarzman may be deemed to beneficially own the shares of class A common stock beneficially owned by Blackstone Holdings III L.P. Mr. Schwarzman disclaims beneficial ownership of such shares of class A common stock. The address for each of the Blackstone Entities and Mr. Schwarzman is c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154.
(3)	Based solely on information contained in a Schedule 13D/A filed with the SEC on January 2, 2013 by W.R. Berkley Corporation, Admiral Insurance Company, Berkley Insurance Company, Berkley Regional Insurance Company and Nautilus Insurance Company, collectively, “Berkley.” (Berkley’s address is 475 Steamboat Road, Greenwich, CT 06830). The Berkley 13D/A reported beneficial ownership as follows: (i) W.R. Berkley Corporation beneficially owns 3,843,413 shares and has sole voting power and sole dispositive power with respect to all of such shares; and (ii) Berkley Insurance Company beneficially owns 3,843,413 shares and has sole voting power and sole dispositive power with respect to all of such shares. The Berkley 13D/A also reported that shares that had previously been beneficially owned by Admiral Insurance Company, Berkley Regional Insurance Company and Nautilus Insurance Company were transferred to Berkley Insurance Company on January 2, 2013 in connection with the entrance into certain internal reinsurance arrangements and that the transferors ceased to be beneficial owners of any of Capital Trust’s securities.
(4)	Based solely on information contained in a Schedule 13G filed with the SEC on February 13, 2013 by Mittleman Brothers, LLC (“Mittleman Brothers”), Master Control LLC (“Master”), Mittleman Investment Management LLC, an SEC registered investment advisory firm (“MIM”), and Christopher P. Mittleman. MIM serves as an investment adviser and/or manager to other persons. MIM may be deemed to beneficially own securities owned and/or held by and/or for the account and/or benefit of other persons. Mittleman Brothers is the sole member of Master. Master is the sole member of MIM. Mittleman Brothers and Master may be deemed to beneficially own securities beneficially owned by MIM. Mr. Mittleman is the chief investment officer of MIM and may be deemed to beneficially own securities beneficially owned by MIM. The address for each of Mittleman Brothers, Master, MIM and Mr. Mittleman is 188 Birch Hill Road, Locust Valley, NY 11560.
(5)	Reflects 214,915 shares obtainable upon conversion of vested stock units.
(6)	In the case of Mr. Edelman and Dr. Sagalyn, includes 268,389 shares obtainable by each upon conversion of vested stock units.
(7)	Mr. Jervis is an employee of Blackstone, but does not have voting or investment power over the shares of class A common stock beneficially owned by Blackstone.
(8)	Mr. Nash is an employee of Blackstone, but does not have voting or investment power over the shares of class A common stock beneficially owned by Blackstone.
(9)	Includes 161,970 shares obtainable upon conversion of vested stock units. Includes 400 shares held by Mr. Nassau’s sons.

(10)	Mr. Plavin is an employee of Blackstone, but does not have voting or investment power over the shares of class A common stock beneficially owned by Blackstone.
(11)	Does not include the shares owned by W.R. Berkley Corporation, as to which Mr. Polan disclaims beneficial ownership.
(12)	Mr. Rothschild is an employee of Blackstone, but does not have voting or investment power over the shares of class A common stock beneficially owned by Blackstone.
(13)	Mr. Ruffing is an employee of Blackstone, but does not have voting or investment power over the shares of class A common stock beneficially owned by Blackstone.
(14)	Includes 500 shares owned by Dr. Sagalyn’s spouse.

Our officers and directors may pledge shares of our class A common stock they own as security for potential or actual borrowings. Mr. Plavin has a portion of his shares of our class A common stock in a margin account.

Transactions With Related Persons, Promoters and Certain Control Persons

Investment Management Business Sale and Related Matters

On December 19, 2012, pursuant to the Purchase Agreement by and between us and Huskies Acquisition, and an Assignment Agreement, dated as of December 19, 2012, by and among us, Huskies Acquisition and Blackstone Holdings III L.P., or Holdings III, an affiliate of Blackstone, we completed the sale of our investment management and special servicing business, including CTIMCO, related private investment fund co-investments and 100% of the outstanding class A preferred stock of our CT Legacy REIT subsidiary for a purchase price of approximately $21.4 million. Holdings III was paid $1.1 million in preferred distributions on the class A preferred stock with respect to the period from December 20, 2012 through March 31, 2013. In addition, we, CT Legacy REIT and CTOPI currently hold mortgage and mezzanine loans and other investments that were made or acquired prior to the sale of our investment management and special servicing business to Blackstone, in which Blackstone affiliates have interests in the collateral securing or backing such investments and CT Legacy REIT and CTOPI receive and other payments on such investments in accordance with their terms.

On December 19, 2012, we also closed our sale of 5.0 million shares of our class A common stock to Holdings III for a purchase price of $10.0 million. The 5.0 million shares beneficially owned by Holdings III represented approximately 17.1% of our outstanding class A common stock as of April 17, 2013, and two members of our board of directors were designated by Blackstone.

Pursuant to the terms of the Purchase Agreement, we also entered into a Registration Rights Agreement, dated December 19, 2012, with Holdings III pursuant to which, on and after December 19, 2013, Holdings III may require us to prepare and file a shelf registration statement relating to the resale of the 5.0 million shares held by Holdings III or its permitted transferees and under certain circumstances may require us to file up to four resale registration statements on demand and provide unlimited “piggyback” rights with respect to the resale of such shares (subject to certain cutback and other provisions).

On December 19, 2012 we also entered into an Assignment and Assumption of Lease, or Lease Assignment, with Blackstone Holdings I L.P., or Holdings I, an affiliate of Blackstone, with respect to the lease of our former headquarters at 410 Park Avenue, New York, New York, pursuant to which Holdings I agreed to assume our obligations under the lease. In addition, our former landlord, 410 Park Avenue Associates, L.P., entered into a Consent to Assignment of Lease, and Fifth Lease Modification Agreement with us and Holdings I, pursuant to which the landlord consented to the Lease Assignment. In accordance with the terms of the consent, if Holdings I defaults on the Lease, we will be liable for any such default.

Management Agreement

Pursuant to the terms of the Purchase Agreement, we entered into the Management Agreement with our Manager, pursuant to which we are now managed by our Manager pursuant to the terms and conditions of the Management Agreement. The Management Agreement requires our Manager to manage our investments and our day-to-day business and affairs in conformity with our investment guidelines and other policies that are approved and monitored by our board of directors. The initial term of the Management Agreement expires on December 19, 2015 and will be automatically renewed for a one-year term each anniversary thereafter unless earlier terminated. The Management Agreement was amended and restated in March 2013 to, among other things: (i) authorize our Manager to assist us with respect to certain matters relating to the U.S. Commodities Exchange Act, as amended; (ii) amend our investment guidelines to permit for certain approvals by the investment risk management committee of our board of directors; and (iii) clarify certain provisions relating to the calculation of incentive compensation.

Pursuant to the terms of the Management Agreement, our Manager is entitled to receive from us a base management fee payable in cash quarterly in arrears with respect to each calendar quarter following December 19, 2012 in an amount equal to the greater of (i) $250,000 per annum and (ii) 1.50% per annum of our equity (as defined in the Management Agreement), and, if earned, certain quarterly incentive compensation. We are also required to reimburse our Manager for certain expenses incurred on our behalf during any given year. So long as the Management Agreement remains in effect, we are required to continue to make quarterly payments of the base management fee and, if applicable, incentive compensation to the Manager, and to reimburse the Manager for certain expenses. See Note 7 to our consolidated financial statements in our 2012 Annual Report on Form 10-K. Based on the calculation of equity in the Management Agreement, unless equity is increased, the base management fee is expected to be $250,000 per annum. During the period from December 19, 2012 through December 31, 2012 we incurred $9,000 in base management fees and no incentive compensation amounts.

Indemnification Agreements with Directors and Officers

On December 19, 2012, we entered into indemnification agreements, or Indemnification Agreements, with each of our directors, Geoffrey G. Jervis, our chief financial officer, and Thomas C. Ruffing, our managing director, asset management, each, an Indemnitee. The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of Capital Trust. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

Transactions Involving W.R. Berkley Corporation

W.R. Berkley Corporation beneficially owned class A common stock representing approximately 13.1% of our outstanding class A common stock and stock units as of March 25, 2013, and a member of our board of directors is an employee of WRBC.

In conjunction with the Investment Management Business Sale, we entered into a Letter Agreement, dated September 27, 2012, with WRBC pursuant to which we agreed not to undertake, or agree to undertake, or permit and direct or indirect subsidiary to undertake or agree to undertake, any public offering of our class A common stock, or other equity securities, in an aggregate amount greater than $30.0 million without prior approval of a majority of the independent members of our board of directors. The requirement to obtain this approval will terminate upon the closing of the first offering to exceed the aggregate $30.0 million threshold.

On November 9, 2006, we commenced our CT High Grade MezzanineSM investment management initiative and entered into three separate account agreements with affiliates of WRBC for an aggregate of $250.0 million. Pursuant to these agreements, we invested capital on behalf of WRBC in commercial real estate mortgages, mezzanine loans and participations therein. The separate accounts were entirely funded with committed capital from WRBC and were managed by a subsidiary of CTIMCO. CTIMCO earned a management fee equal to 0.25% per annum on invested assets. On December 19, 2012, we completed the disposition of our investment management and special servicing business, including CTIMCO, and related private investment fund co-investments for a purchase price of approximately $21.4 million.

Wholly-owned subsidiaries of WRBC are investors in certain private funds under Five Mile Capital’s management. On March 31, 2011, Five Mile Capital provided an $83.0 million mezzanine loan to our CT Legacy REIT subsidiary in connection with our 2011 comprehensive restructuring, and holds a significant interest in the common equity of CT Legacy REIT. The mezzanine loan had an interest rate of 15.0% per annum of which 7.0% may be deferred, and was scheduled to mature on March 31, 2016. The mezzanine loan was fully repaid on February 10, 2012. We paid $11.0 million in interest and fees to Five Mile Capital during the period the mezzanine loan was outstanding.

Investments by Trusts Established for the Benefit of Samuel Zell in our Funds

Trusts established for the benefit of the former chairman of our board of directors, Samuel Zell, who resigned from our board of directors on December 19, 2012, and members of his family indirectly invested, on the same terms available to third party investors, in CTOPI, a third-party investment management vehicle that we managed prior to the Investment Management Business Sale, pursuant to which capital commitments and capital contributions have been made, and from which income has been received, since 2007.

Related Party Transaction Policies

Pursuant to our code of business conduct and ethics, our audit committee is required to review on a periodic basis all material related party transactions involving the Manager and/or its affiliates. Our audit committee must review and approve in advance all material related party transactions not involving our Manager and/or its affiliates, including financial transactions, arrangements or relationships, or series of any of the foregoing, in which we participate that involve $120,000 or more with any of our directors, officers, employees or significant stockholders (i.e., holders of 5% of our outstanding stock) or any immediate family member or significant other, as defined to include others sharing a household of any of the foregoing, which we refer to collectively as related persons, or any entity in which any of our related persons is employed or has with other related persons a collective interest in more than 5%, or in the case of a partnership, for which any of them serves as a general partner or is otherwise associated. Pursuant to our code of business conduct and ethics, directors, officers and employees must not enter into, develop or continue any such material transaction, arrangement or relationship without obtaining such prior audit committee approval. In addition, our chief financial officer reports all related party transactions, arrangements or relationships not subject to prior audit committee approval to our audit committee at regularly scheduled audit committee meetings. Further, under our code of business conduct and ethics, all instances involving such potential related party transactions, arrangements or relationships, regardless of the amount involved, are required to be reported to an executive officer who will assess the materiality of the transaction, arrangement or relationship and elevate the matter to the audit committee as appropriate.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 11, 2013, the audit committee approved the dismissal of Ernst & Young LLP, or Ernst & Young, as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services for the fiscal year ended December 31, 2012. The dismissal of Ernst & Young became effective on March 26, 2013.

The audit committee of the board of directors appointed Deloitte & Touche LLP, or Deloitte, on March 11, 2013, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013, commencing with the completion by Ernst & Young of its audit services on March 26, 2013, and has further directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the annual meeting. Deloitte is the independent registered public accounting firm of the parent of our Manager, Blackstone. Our determination to retain Deloitte and dismiss Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2013, was previously reported on a Current Report on Form 8-K/A filed by us on March 26, 2013.

Ernst & Young was our independent registered public accounting firm from our formation through the year 2012. During this time, Ernst & Young and its affiliated entities performed accounting and auditing services for us. Ernst & Young’s report on our consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2012 and 2011 and through March 26, 2013, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its reports on our consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). On March 26, 2013, we provided Ernst & Young with a copy of the Form 8-K/A relating to the change in independent registered public accounting firm and requested that they provide us with a letter addressed to the SEC stating whether or not they agree with the above disclosures. A copy of Ernst & Young’s letter stating that they agreed with such disclosures is attached as Exhibit 16.1 to our Form 8-K/A filed on March 26, 2013 relating to the change in registered public accounting firms.

During the two fiscal years ended December 31, 2012 and 2011 and through March 11, 2013, neither we, nor anyone on our behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to us by Deloitte that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

We expect that representatives of Deloitte and Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our board of directors will reconsider the appointment.

Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our charter or otherwise. However, our board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees we were billed for the fiscal years ended December 31, 2012 and 2011 by our independent registered public accounting firm, Ernst & Young, are as follows:

	Fiscal Year Ended December 31,
	2012	2011
Audit fees(a)	$616,001	$962,400
Audit-related fees(b)	189,600	142,046
Total audit and audit-related fees	805,001	1,104,446
Tax fees(c)	291,419	256,500
All other fees	—	—

Total	$1,096,420	$1,360,946

(a)	Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and comfort letters on and review of SEC registration statements.
(b)	The audit-related fees include principally amounts billed to us related to due diligence and agreed upon procedures.
(c)	Tax fees include amounts billed to us primarily for tax planning and consulting, tax compliance and preparation and review of federal, state and local tax returns and tax fees related to REIT tax matters.

The audit committee of our board of directors was advised of the services provided by Ernst & Young that are unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements and has considered whether the provision of such services is compatible with maintaining Ernst & Young’s independence as our independent auditors and concluded that it was.

Audit Committee Pre-Approval Policy

In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the audit committee of our board of directors, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the audit committee, prior to engagement, of such services, other than audit services covered by the annual engagement letter, that are individually estimated to result in an amount of fees that exceed $100,000. In addition, services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the audit committee are required to be submitted to the audit committee by both management and the independent registered public accounting firm, and must include a detailed description of the services to be provided and a joint statement confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors and operates under a written charter adopted by the board of directors. The charter can be viewed, together with any future changes that may occur, on our website at www.capitaltrust.com. The audit committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The audit committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on our internal controls over financial reporting. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee reviews our financial reporting process on behalf of the board of directors. In performance of its oversight function, the audit committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2012 and related matters. Management advised the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Ernst & Young LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our independent auditors also provided to the committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and in connection therewith the committee discussed with the independent auditors their views as to their independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Ernst & Young LLP. The audit committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the audit committee’s considerations, discussions with management and discussion with the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Submitted by the Audit Committee of the

Company’s Board of Directors:

Lynne B. Sagalyn (Chair)

Thomas E. Dobrowski

Henry N. Nassau

PROPOSAL 3 — APPROVAL OF CAPITAL TRUST, INC. 2013 STOCK INCENTIVE PLAN

We are asking stockholders to approve the Capital Trust, Inc. 2013 Stock Incentive Plan (the “2013 Plan”). Our board of directors adopted the 2013 Plan on April 26, 2013, subject to the receipt of stockholder approval at the annual meeting. Below is a summary of the principal provisions of the 2013 Plan and its operation. A copy of the 2013 Plan is set forth in full in Appendix A to this proxy statement. The following description of the 2013 Plan is not complete and is qualified in its entirety by reference to Appendix A.

General. The 2013 Plan is intended to provide a means through which to attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of us and our affiliates, as well as employees of the Manager and its affiliates who are providing services to us and our affiliates, can acquire and maintain an equity interest in us, or be paid incentive compensation.

Administration. The 2013 Plan will be administered by the compensation committee of our board of directors (or subcommittee thereof) to which it has delegated power, or if no such committee or subcommittee thereof exists, the board of directors, or the board of directors acting in lieu of such committee or subcommittee (as applicable, the “Committee”). The Committee has the authority to make all decisions and determinations with respect to the administration of the 2013 Plan, and is permitted, subject to applicable law or exchange rules and regulations to delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2013 Plan.

Shares Subject to the 2013 Plan. The 2013 Plan provides that the total number of shares of class A common stock that may be issued under the 2013 Plan shall be equal to 7.5% of the number of shares of the class A common stock that are issued and outstanding immediately following the final issuance of any shares in the Company’s proposed public offering of class A common stock registered on Form S-11 (File No. 333-187541) (including any shares issued pursuant to exercise by the underwriters of such offering of their overallotment option), less any shares of class A common stock issued or subject to awards granted under the Capital Trust, Inc. Manager Incentive 2013 Plan (the “Absolute Share Limit”). No more than the number of shares of class A common stock equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of incentive stock options granted under the 2013 Plan; the maximum number of shares for which options or stock appreciation rights may be granted to any individual participant during any single fiscal year is 25% of the Absolute Share Limit; and the maximum number of shares for which performance compensation awards denominated in shares may be granted to any individual participant in respect of a single fiscal year is 25% of the Absolute Share Limit (or if any such awards are settled in cash, the maximum amount may not exceed the fair market value of such shares on the last day of the performance period to which such award relates). Generally, to the extent that an award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without a delivery to the participant of the full number of shares of class A common stock to which the award related, the undelivered shares will again be available for grant under the 2013 Plan. Shares withheld in payment of the exercise price or taxes relating to an award and shares equal to the number of shares surrendered in payment of any exercise or strike price, or taxes relating to an award, will be deemed to constitute shares not delivered to the participant and will be deemed to again be available for awards under the 2013 Plan. No award may be granted under the 2013 Plan after the tenth anniversary of the effective date, but awards theretofore granted may extend beyond that date.

Persons Eligible to Participate

Directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of us and our affiliates, as well as employees of our Manager and its affiliates who are providing services to us and our affiliates, are eligible to participate in the 2013 Plan.

Types of Awards

Options: The Committee may grant non-qualified stock options and incentive stock options, under the 2013 Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2013 Plan;

provided that all stock options granted under the 2013 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our class A common stock underlying such stock options on the date an option is granted (other than in the case of options that are substitute awards). The maximum term for stock options granted under the 2013 Plan will generally be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by applicable law.

Stock Appreciation Rights: The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are not inconsistent with the 2013 Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of class A common stock, over (B) the strike price per share, times (ii) the number of shares of class A common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of class A common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Stock and Restricted Stock Units: The Committee may grant restricted shares of our class A common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of class A common stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our class A common stock, subject to the other provisions of the 2013 Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of class A common stock, including, without limitation, the right to vote such restricted shares of class A common stock (except, that if the lapsing of restrictions with respect to such restricted shares of class A common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of class A common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse). To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of class A common stock) either in cash or, at the sole discretion of the Committee, in shares of class A common stock having a value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which will be payable at the same time as the underlying restricted stock units are settled following the release of restrictions on such restricted stock units.

Other Stock-Based Awards: The Committee may issue unrestricted class A common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of class A common stock (including, without limitation, performance shares or performance units), under the 2013 Plan.

Performance Compensation Awards: The Committee may also designate any award as a “performance compensation award” intended to qualify as “performance-based compensation” under section 162(m) of the Code. The Committee has the sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals and the kinds and/or levels of performance goals that are to apply. The performance criteria that will be used to establish the performance goals may be based on the attainment of specific levels of performance of the Company (and/or one or more affiliates, divisions or operational and/or business units, business segments, administrative departments, or any combination of the foregoing) and are limited to the following: (i) terms relative to a peer group or index; (ii) basic, diluted or adjusted earnings per share; (iii) sales or revenue; (iv) earnings before interest, taxes and other adjustments (in total or on a per share basis); (v) cash available for distribution; (vi) basic or adjusted net income; (vii) returns on equity, assets, capital, revenue or similar measure; (viii) level and growth of dividends; (ix) the price or increase in price of class A common stock; (x) total shareholder return; (xi) total assets; (xii) growth in assets, new originations of assets or financing of assets;

(xiii) equity market capitalization; (xiv) reduction or other quantifiable goal with respect to general and/or specific expenses; (xv) equity capital raised; (xvi) mergers, acquisitions, increase in enterprise value of affiliates, subsidiaries, divisions or business units or sales of assets of affiliates, subsidiaries, divisions or business units or sales of assets; and (xvii) any combination of the foregoing.

Effect of Certain Events on 2013 Plan and Awards. In the event of certain events that affect our capitalization or our class A common stock, including extraordinary dividends, recapitalizations, stock splits, reverse stock splits, corporate transactions, and other unusual or nonrecurring events affecting us, the 2013 Plan requires the Committee to make any adjustments in such manner as it may deem equitable, which may include, among other things, one or more of the following: adjusting applicable share limits and the number of our shares of class A common stock or other securities that may be delivered in respect of awards or with respect to which awards may be granted and the terms of any outstanding award; providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and cancelling any one or more outstanding awards and causing to be paid to the holders holding vested awards (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per share of class A common stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of class A common stock subject to the option or stock appreciation right over the aggregate exercise price thereof.

Nontransferability of Awards. An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transferred to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which participant, or participant and participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2013 Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the 2013 Plan, (ii) it would materially increase the number of securities that may be issued under the 2013 Plan (except for adjustments in connection with certain corporate events), or (iii) it would materially modify the requirements for participation in the 2013 Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual’s consent. The Committee may also, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of such participant with respect to such award; provided, further, that without stockholder approval, except as otherwise permitted in the 2013 Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right, (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price or strike price, as the case may be or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

U.S. Federal Income Tax Consequences

The tax consequences of awards granted under the 2013 Plan are complex and may depend on the surrounding facts and circumstances. The following provides a brief summary of certain significant federal income tax consequences of the 2013 Plan to a participant who is a citizen or resident of the United States under existing U.S. law as of the date hereof. This summary is not a complete statement of applicable law and is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or foreign tax consequences and does not discuss the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, or the consequences of a failure to comply with Section 409A of the Code, each of which may be applicable in the circumstances described below. This section also does not discuss the effect of gift, estate, or inheritance taxes, nor any state, local, employment or foreign taxes which may be applicable.

Non-Qualified Options: A participant generally will not have taxable income on the grant of a non-qualified option. A participant will have taxable income upon the exercise of a non-qualified option equal to the excess of the fair market value of our class A common stock over the option price multiplied by the number of shares subject to exercise (referred to as the “option spread”), and we will generally be entitled to deduct that amount for federal income tax purposes. This taxable income will be taxed to a participant as ordinary compensation income.

Taxable income a participant recognizes from a participant’s award is subject to federal and applicable state and local income tax withholding. Federal Insurance Contributions Act, or FICA, taxes comprised of Social Security and Medicare taxes must also be withheld on the taxable income recognized at exercise.

A participant may incur a tax liability on the subsequent disposal of shares acquired from a participant’s option if these shares are sold at a gain. A participant will be responsible for paying any tax due and ensuring that any sale by a participant of the shares is reported to the tax authorities as required by applicable law. When a participant sells or otherwise disposes of shares, an amount equal to the difference between the sale or other disposition price of these shares and the cost basis of these shares will be treated as a capital gain or loss. The cost basis is equal to the amount previously taxed to a participant as compensation income plus the option price.

If the shares that a participant sells at a gain have been held for less than one year, a short-term capital gain will be recognized, which gain is subject to tax at ordinary income tax rates. For shares that a participant sells at a gain that have been held one year or longer, a long-term capital gain will be recognized, which is currently subject to tax at reduced rates. If a participant sells the shares at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss, the use of which is limited on a participant’s individual federal income tax return.

Incentive Stock Options: A participant will not have any taxable income upon the grant of an incentive stock option. In addition, when a participant exercises an incentive stock option, a participant generally will not recognize any taxable income on the option spread (there may, however, be alternative minimum tax consequences upon exercise as explained below). Instead, a participant will be subject to income taxation only when a participant disposes of the shares a participant acquired upon the exercise of an incentive stock option. If a participant disposes of the shares of class A common stock that a participant acquired upon exercise of an incentive stock option more than two years after the date of grant and more than one year after exercise, a participant will realize a long-term capital gain (or loss) based on the difference between the sale price of the incentive stock option shares and the exercise price of the incentive stock option. Otherwise, if a participant disposes of the incentive stock option shares before the expiration of two years from the date of the incentive stock option grant or one year from the date of incentive stock option exercise (also called a disqualified disposition), a participant will realize ordinary compensation income in the year a participant disposed of the incentive stock option shares in an amount equal to the excess (if any) of (A) the lesser of (1) the fair market value of such shares on the date of exercise and (2) the amount realized on the sale over (B) the option price, and the company will be entitled to deduct that amount for federal income tax purposes. Any further gain (or loss) that a participant realize upon the disqualified disposition of the class A common stock will be taxed as short-term or long-term capital gain (or loss), depending on how long a participant held the shares, and such gains will not result in any further tax deduction for the company.

Although a participant’s exercise of an incentive stock option does not result in the recognition of regular taxable income, the option spread on an incentive stock option exercise is a preference item that is includible in the calculation of a participant’s federal alternative minimum taxable income. Therefore, the exercise of an incentive stock option may cause an increase in a participant’s federal income tax liability if the preference income from an incentive stock option exercise causes a participant’s alternative minimum tax to exceed (or further exceed) a participant’s regular federal income tax in the year of the exercise.

Stock Appreciation Rights: A participant generally will not be subject to tax in connection with the grant of a stock appreciation right. When a participant exercises a stock appreciation right, a participant will generally be required to include as ordinary income in the year of exercise an amount equal to the cash received and the fair market value of any unrestricted class A common stock received on the exercise. We will generally be entitled to a deduction for federal income tax purposes at the same time equal to the amount included in such a participant’s income by reason of the exercise. If a participant receives class A common stock upon the exercise of a stock appreciation right, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above with respect to non-qualified options.

Restricted Stock and Restricted Stock Units: A participant will generally not be subject to tax when a participant receives a restricted stock or restricted stock unit award unless, in the case of restricted stock, a participant make an election pursuant to Section 83(b) of the Code. Generally, a participant will recognize taxable income on the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date) or when a restricted stock unit is settled in shares of class A common stock, as applicable, and we will generally be entitled to a deduction for federal income tax purposes in the same amount. The taxable income from a participant’s award will be equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any. This income is taxed in the same manner and at the same rates as other compensation income. If a participant does make an election under Section 83(b) of the Code, a participant will have taxable income at the time of grant equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any.

Taxable income that a participant recognizes from a participant’s award on the vesting date or date of settlement, as applicable, is subject to federal income tax withholding, as well as any applicable state and local income tax withholding. FICA taxes, which consist of Social Security and Medicare taxes, must be withheld on the value of any shares that vest for tax purposes.

A participant may incur a tax liability when a participant subsequently disposes of shares acquired from a participant’s award if those shares are sold at a gain. A participant will be responsible for paying any tax due from that sale and ensuring that any sale by a participant of our class A common stock is reported to the appropriate tax authorities as required by applicable law. When a participant sells or otherwise disposes of any shares of stock, an amount equal to the difference between the sale or other disposition price of such shares and the cost basis of such shares will be treated as a capital gain or loss. The cost basis of the shares is equal to the amount previously taxed as compensation income plus any amounts paid for the shares. The holding period of such shares begins on the date such shares are vested (or, where an election is made under Section 83(b), on the date they were issued). If the shares a participant sells at a gain are held for less than one year, a short-term capital gain will result and a participant will be subject to tax at ordinary income tax rates. For shares a participant sells at a gain that are held one year or longer, a long-term capital gain will result. If the shares a participant sells are sold at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss, the use of which is limited on a participant’s individual federal income tax return.

Performance Compensation Awards: Performance compensation awards granted in the form of options, restricted stock or restricted stock units will be taxable in the same manner as described above with respect to any particular form of award. Generally, when a performance compensation award denominated in cash is granted, there are no income tax consequences to you. Upon payment of cash in respect of such award, a participant will recognize compensation equal to the amount of cash received, and we will generally be entitled to a deduction for federal income tax purposes in the same amount.

Taxable income a participant recognizes from a participant’s performance compensation award is subject to federal income tax withholding, as well as any applicable state and local income tax withholding. FICA taxes, which consist of Social Security and Medicare taxes, must be withheld based on the amount of cash received.

Section 162(m): the compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are, however, exempt from the limitations of Section 162(m), and the Company would be allowed the full federal tax deduction otherwise permitted for such compensation. Options and stock appreciation rights that vest over time generally qualify as performance-based compensation for purposes of Section 162(m) of the Code, and performance compensation awards may be granted in a manner that could qualify as performance-based compensation. Nothing in this proposal, however, precludes the Company from making any grant of performance based compensation, restricted stock units and restricted stock awards that do not qualify for tax deductibility under Section 162(m) of the Code.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2013 PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME. WE STRONGLY URGE YOU TO CONSULT WITH YOUR TAX ADVISER CONCERNING THE TAX CONSEQUENCES OF RECEIPT AND EXERCISE OF OPTIONS, THE RECEIPT AND/OR SALE OF SHARES EARNED UNDER A RESTRICTED STOCK AWARD AND THE ELECTION TO DEFER THE SHARES EARNED UNDER SUCH AWARDS WITH RESPECT TO YOUR PERSONAL TAX CIRCUMSTANCES.

New Plan Benefits. Subject to the limits set forth in the 2013 Plan, the number and types of awards that will be granted to any individual or category of individuals under the 2013 Plan are not determinable, as the Committee will make these determinations in its sole discretion.

Recommendation. The Board of Directors believes strongly that approval of the adoption of the 2013 Plan is essential to the Company’s success. The Company’s employees and service providers are one of its most valuable assets and equity-based awards such as those provided under the 2013 Plan are vital to the Company’s ability to attract and retain outstanding talent and leadership. For the reasons stated above our shareholders are being asked to approve the adoption of the 2013 Plan.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2013 PLAN.

PROPOSAL 4 — APPROVAL OF CAPITAL TRUST, INC. 2013 MANAGER INCENTIVE PLAN

We are asking stockholders to approve the Capital Trust, Inc. 2013 Manager Incentive Plan, or 2013 Manager Plan. Our board of directors adopted the 2013 Manager Plan on April 26, 2013, subject to the receipt of stockholder approval at the annual meeting. Below is a summary of the principal provisions of the 2013 Manager Plan and its operation. A copy of the 2013 Manager Plan is set forth in full in Appendix B to this proxy statement. The following description of the 2013 Manager Plan is not complete and is qualified in its entirety by reference to Appendix B.

General. The 2013 Manager Plan is intended to provide a means through which to attract and retain key personnel and to provide a means whereby our Manager and its affiliates can acquire and maintain an equity interest in us, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

Administration. The 2013 Manager Plan will be administered by the compensation committee of our board of directors (or subcommittee thereof) to which it has delegated power, or if no such committee or subcommittee thereof exists, the board of directors, or the board of directors acting in lieu of such committee or subcommittee (as applicable, the “Committee”). The Committee has the authority to make all decisions and determinations with respect to the administration of the 2013 Manager Plan, and is permitted, subject to applicable law or exchange rules and regulations to delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2013 Manager Plan.

Shares Subject to the 2013 Manager Plan. The 2013 Manager Plan provides that the total number of shares of class A common stock that may be issued under the 2013 Manager Plan shall be equal to 7.5% of the number of shares of the class A common stock that are issued and outstanding immediately following the final issuance of any shares in the Company’s proposed public offering of common stock registered on Form S-11 (File No. 333-187541) (including any shares issued pursuant to any exercise by the underwriters of such offering of their overallotment option), less any shares of class A common stock issued or subject to awards granted under the 2013 Plan (the “Absolute Share Limit”) and that grants of awards in respect of no more than 2.5% of the Absolute Share Limit may be made to any individual participant during any single fiscal year of the Company. Generally, to the extent that an award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without a delivery to the participant of the full number of shares of class A common stock to which the award related, the undelivered shares will again be available for grant under the 2013 Manager Plan. Shares withheld in payment of the exercise price or taxes relating to an award and shares equal to the number of shares surrendered in payment of any exercise or strike price, or taxes relating to an award, will be deemed to constitute shares not delivered to the participant and will be deemed to again be available for awards under the 2013 Manager Plan. No award may be granted under the 2013 Manager Plan after the tenth anniversary of the effective date, but awards theretofore granted may extend beyond that date.

Persons Eligible to Participate

Our Manager and its affiliates are eligible to participate in the 2013 Manager Plan.

Types of Awards

Options: The Committee may grant stock options under the 2013 Manager Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2013 Manager Plan; provided that all stock options granted under the 2013 Manager Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our class A common stock underlying such stock options on the date an option is granted. The maximum term for stock options granted under the 2013 Manager Plan will generally be ten years from the initial date of grant.

Stock Appreciation Rights: The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are not inconsistent with the 2013 Manager Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of class A common stock, over (B) the strike price per share, times (ii) the number of shares of class A common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of class A common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

Restricted Stock and Restricted Stock Units: The Committee may grant restricted shares of our class A common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of class A common stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our class A common stock, subject to the other provisions of the 2013 Manager Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of class A common stock, including, without limitation, the right to vote such restricted shares of class A common stock (except, that if the lapsing of restrictions with respect to such restricted shares of class A common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of class A common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse). To the extent provided in the applicable award agreement, the holder of outstanding restricted stock units will be entitled to be credited with dividend equivalent payments (upon the payment by us of dividends on shares of class A common stock) either in cash or, at the sole discretion of the Committee, in shares of class A common stock having a value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which will be payable at the same time as the underlying restricted stock units are settled following the release of restrictions on such restricted stock units.

Other Stock-Based Awards: The Committee may issue unrestricted class A common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of class A common stock (including, without limitation, performance shares or performance units), under the 2013 Manager Plan.

Effect of Certain Events on 2013 Manager Plan and Awards. In the event of certain events that affect our capitalization or our class A common stock, including extraordinary dividends, recapitalizations, stock splits, reverse stock splits, corporate transactions, and other unusual or nonrecurring events affecting us, the 2013 Manager Plan requires the Committee to make any adjustments in such manner as it may deem equitable, which may include, among other things, one or more of the following: adjusting applicable share limits and the number of our shares of class A common stock or other securities that may be delivered in respect of awards or with respect to which awards may be granted and the terms of any outstanding award; providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and cancelling any one or more outstanding awards and causing to be paid to the holders holding vested awards (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per share of class A common stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of class A common stock subject to the option or stock appreciation right over the aggregate exercise price thereof.

Nontransferability of Awards. An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards to be transferred by a participant to any other eligible person, without consideration, subject to any rules the Committee may adopt that are consistent with the applicable award agreement to preserve the purposes of the 2013 Manager Plan.

Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2013 Manager Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the 2013 Manager Plan, (ii) it would materially increase the number of securities that may be issued under the 2013 Manager Plan (except for adjustments in connection with certain corporate events), or (iii) it would materially modify the requirements for participation in the 2013 Manager Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder of any award shall not to that extent be effective without such party’s consent. The Committee may also, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of such participant with respect to such award; provided, further, that without stockholder approval, except as otherwise permitted in the 2013 Manager Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right, (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price or strike price, as the case may be or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

U.S. Federal Income Tax Consequences

The tax consequences of awards granted under the 2013 Manager Plan are complex and may depend on the surrounding facts and circumstances. The following provides a brief summary of certain significant federal income tax consequences to a participant subject to taxation in the United States under existing U.S. law as of the date hereof. For purposes of this summary, it is assumed that participants are treated as pass-through entities for U.S. tax purposes. This summary is not a complete statement of applicable law and is based upon the Code, the regulations promulgated thereunder, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or the interpretations of such laws, change in the future, the information provided in this section may no longer be accurate. This section does not discuss state, local, or foreign tax consequences and does not discuss the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, or the consequences of a failure to comply with Section 409A of the Code, each of which may be applicable in the circumstances described below. This section also does not discuss the effect of gift, estate, or inheritance taxes, nor any state, local, employment or foreign taxes which may be applicable.

Options: A participant generally will not have taxable income on the grant of an option. A participant will have taxable income upon the exercise of an option equal to the excess of the fair market value of our class A common stock over the option price multiplied by the number of shares subject to exercise (referred to as the “option spread”), and we will generally be entitled to deduct that amount for federal income tax purposes. This taxable income will be taxed to a participant as ordinary compensation income.

A participant may incur a tax liability on the subsequent disposal of shares acquired from a participant’s option if these shares are sold at a gain. A participant will be responsible for paying any tax due and ensuring that any sale by a participant of the shares is reported to the tax authorities as required by applicable law. When a participant sells or otherwise disposes of shares, an amount equal to the difference between the sale or other disposition price of these shares and the cost basis of these shares will be treated as a capital gain or loss. The cost basis is equal to the amount previously taxed to a participant as compensation income plus the option price.

If the shares that a participant sells at a gain have been held for less than one year, a short-term capital gain will be recognized, which gain is subject to tax at ordinary income tax rates. For shares that a participant sells at a gain that have been held one year or longer, a long-term capital gain will be recognized, which is currently subject to tax at reduced rates. If a participant sells the shares at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss.

Stock Appreciation Rights: A participant generally will not be subject to tax in connection with the grant of a stock appreciation right. When a participant exercises a stock appreciation right, a participant will generally be required to include as ordinary income in the year of exercise an amount equal to the cash received and the fair market value of any unrestricted class A common stock received on the exercise. We will generally be entitled to a deduction for federal income tax purposes at the same time equal to the amount included in such a participant’s income by reason of the exercise. If a participant receives class A common stock upon the exercise of a stock appreciation right, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above with respect to options.

Restricted Stock and Restricted Stock Units: A participant will generally not be subject to tax when a participant receives a restricted stock or restricted stock unit award unless, in the case of restricted stock, a participant make an election pursuant to Section 83(b) of the Code. Generally, a participant will recognize taxable income on the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date) or when a restricted stock unit is settled in shares of class A common stock, as applicable, and we will generally be entitled to a deduction for federal income tax purposes in the same amount. The taxable income from a participant’s award will be equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any. This income is taxed in the same manner and at the same rates as other compensation income. If a participant does make an election under Section 83(b) of the Code, a participant will have taxable income at the time of grant equal to the difference between the fair market value of the shares on such date and the amount paid for such shares, if any.

A participant may incur a tax liability when a participant subsequently disposes of shares acquired from a participant’s award if those shares are sold at a gain. A participant will be responsible for paying any tax due from that sale and ensuring that any sale by a participant of our class A common stock is reported to the appropriate tax authorities as required by applicable law. When a participant sells or otherwise disposes of any shares of stock, an amount equal to the difference between the sale or other disposition price of such shares and the cost basis of such shares will be treated as a capital gain or loss. The cost basis of the shares is equal to the amount previously taxed as compensation income plus any amounts paid for the shares. The holding period of such shares begins on the date such shares are vested (or, where an election is made under Section 83(b), on the date they were issued). If the shares a participant sells at a gain are held for less than one year, a short-term capital gain will result and a participant will be subject to tax at ordinary income tax rates. For shares a participant sells at a gain that are held one year or longer, a long-term capital gain will result. If the shares a participant sells are sold at a loss because the cost basis of the shares exceeds the disposition price of the shares, the loss will be a capital loss.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2013 MANAGER PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME. WE STRONGLY URGE YOU TO CONSULT WITH YOUR TAX ADVISER CONCERNING THE TAX CONSEQUENCES OF RECEIPT AND EXERCISE OF OPTIONS, THE RECEIPT AND/OR SALE OF SHARES EARNED UNDER A RESTRICTED STOCK AWARD AND THE ELECTION TO DEFER THE SHARES EARNED UNDER SUCH AWARDS WITH RESPECT TO YOUR PERSONAL TAX CIRCUMSTANCES.

New Plan Benefits. Subject to the limits set forth in the 2013 Manager Plan, the number and types of awards that will be granted to any participant under the 2013 Manager Plan are not determinable, as the Committee will make these determinations in its sole discretion.

Recommendation. The Board of Directors believes strongly that approval of the adoption of the 2013 Manager Plan is essential to the Company’s success. Equity-based awards such as those provided under the 2013 Manager Plan are vital to the Company’s ability to attract and retain outstanding management. For the reasons stated above our shareholders are being asked to approve the adoption of the 2013 Manager Plan.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2013 MANAGER PLAN.

EQUITY COMPENSATION PLAN INFORMATION

Our board of directors has approved the 2013 Plan and the 2013 Manager Plan and is proposing that the plans be approved by our stockholders at the annual meeting as the sole plans under which we will make future equity-based incentive awards for the eligible persons described above under Proposal 3 – 2013 Stock Incentive Plan and Proposal 4 – 2013 Manager Incentive Plan. Our current incentive share plan is the Capital Trust, Inc. 2011 Long-Term Incentive Plan, which was adopted and approved by stockholders on June 24, 2011 and which we refer to as the 2011 Plan. If the 2013 Plan and the 2013 Manager Plan are approved by our stockholders at the annual meeting no further awards will occur under the 2011 Plan. Stockholder approval of the 2013 Plan and the 2013 Manager Plan will not affect prior awards under the 2011 Plan, which will remain in effect.

The following table summarizes information, as of December 31, 2012, relating to our equity compensation plans pursuant to which shares of our class A common stock or other equity securities may be granted from time to time.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)	—	$—	115,314

Equity compensation plans not approved by security holders (2)	—	—	—

Total	—	$—	115,314

(1)	The number of securities remaining for future issuance issuable under our 2011 Plan consisted of 115,314 shares as of December 31, 2012. The number of shares remaining available for future issuance under our 2011 Plan will be adjusted to reflect the one-for-ten reverse stock split we announced on April 26, 2013. Awards under the plan may include restricted stock, unrestricted stock, stock options, stock units, stock appreciation rights, performance shares, performance units, deferred share units or other equity-based awards, as the board of directors may determine. Awards under the plan may be made to employees and any eligible person, which includes any consultant, director or employee and non-employees to whom an offer of employment has been or is being extended.
(2)	All of our equity compensation plans have been approved by security holders.

PROPOSAL 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.”

Since the Investment Management Business Sale, we have been externally managed and advised by our Manager pursuant to the Management Agreement between our Manager and us. Our named executive officers for fiscal year 2012 currently serve as officers of our Manager and we no longer have any employees. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our named executive officers for fiscal year 2012, who are currently employees of our Manager or one or more of its affiliates, do not currently receive compensation from us or any of our subsidiaries for serving as our executive officers. We do not have any agreements with any of our named executive officers with respect to their cash compensation and do not intend to directly pay any cash compensation to them.

We no longer determine the compensation payable by the Manager to our named executive officers. The Manager, in its sole discretion, determines the salaries, bonuses and other wages earned by our named executive officers. The Manager also determines whether and to what extent our named executive officers will be provided with employee benefit plans.

Additionally, from time to time we may grant to our named executive officers equity-based awards pursuant to our equity incentive plans, which we believe serve to align the interests of named executive officers with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the compensation tables and any related material disclosed in this proxy statement).”

The say-on-pay vote is advisory only, and therefore it will not bind the Company or our board of directors. However, the board of directors and the compensation committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES ON

EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking stockholders whether future say-on-pay votes should be held every one, two or three years. After careful consideration, the board of directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time, and the board of directors therefore recommends that stockholders vote for future advisory votes on executive compensation to occur every year.

We believe that an annual advisory vote on the compensation of our named executive officers is consistent with our interest of seeking input from our stockholders on corporate governance matters. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

The board and the compensation committee will carefully review the voting results, with particular attention to the option of one year, two years or three years that receives the highest number of votes cast by stockholders to be the frequency for holding future advisory votes on executive compensation. However, because this vote is advisory and not binding on the board of directors or the Company in any way, the board may decide that it is in the best interest of our stockholders and the Company to hold future advisory votes on executive compensation more or less frequently than the option approved by stockholders and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

VOTING RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR ONE YEAR WITH RESPECT TO THE FREQUENCY WITH WHICH STOCKHOLDERS SHOULD BE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

ANNUAL REPORT

Our annual report to stockholders for the year ended December 31, 2012, is being concurrently made available for distribution to our stockholders.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.capitaltrust.com) and click “SEC Filings” under the Investor Relations tab. Copies of our annual report to stockholders for the year ended December 31, 2012, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Corporate Secretary, Capital Trust, Inc., 345 Park Avenue, 10th Floor, New York, New York 10154, (212) 655-0220.

OTHER MATTERS

Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2014 annual meeting of stockholders, your proposal must be received by our Corporate Secretary on our before January 10, 2014. Your proposal should be mailed by certified mail return receipt requested to our Corporate Secretary at Capital Trust, Inc., 345 Park Avenue, 10th Floor, New York, New York 10154. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2014 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Corporate Secretary no earlier than December 11, 2013 and no later than 5:00 p.m. Eastern time on January 10, 2014. For additional requirements, stockholders should refer to our bylaws, Article II, Section 12, “Nominations and Proposals by Stockholders,” a current copy of which may be obtained from our Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Capital Trust Shareholders Relations Department, 345 Park Avenue, 10th Floor, New York, New York 10154, (212) 655-0220.

Appendix A

CAPITAL TRUST, INC.

2013 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Capital Trust, Inc. 2013 Stock Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates, as well as employees of the Manager and its Affiliates who are providing services to the Company and its Affiliates, can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b).

(b) “Affiliate” means, with respect to any Person, (i) any other Person that directly or indirectly controls, is controlled by or is under common control with such Person and/or (ii) to the extent provided by the Committee, any person or entity in which such Person has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company or its Subsidiaries to any Person that is not an Affiliate of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(g) “Committee” means a committee of the Board appointed by the Board to administer the Plan, or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such committee or subcommittee thereof has been appointed, the Board, or the Board to act in lieu of any such committee or subcommittee.

(h) “Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share, and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged.

(i) “Company” means Capital Trust, Inc., a Maryland corporation, and any successor thereto.

(j) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(k) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(l) “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or its Affiliates having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or its Affiliates or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or its Affiliates, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.

(m) “Effective Date” means April 26, 2013, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders.

(n) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(o) “Eligible Person” means (i) any individual employed by the Company or its Affiliates; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) any non-employee director of the Company or its Affiliates; (iii) consultant or advisor to the Company or its Affiliates, including employees of the Manager and its Affiliates, who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(r) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee or the Board to be the fair market value of the Common Stock.

(s) “Immediate Family Members” shall have the meaning set forth in Section 14(b).

(t) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(v) “Manager” means BREDS/CT Advisors L.L.C., a Delaware limited liability company.

(w) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(x) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(y) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(z) “NYSE” means the New York Stock Exchange.

(aa) “Option” means an Award granted under Section 7 of the Plan.

(bb) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(cc) “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(dd) “Participant” means an Eligible Person who has been selected by the Committee or the Board to participate in the Plan and to receive an Award pursuant to the Plan.

(ee) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ff) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

(gg) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ii) “Performance Period” shall mean the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj) “Permitted Transferee” shall have the meaning set forth in Section 14(b) of the Plan.

(kk) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(ll) “Plan” means this Capital Trust, Inc. 2013 Stock Incentive Plan.

(mm) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(nn) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(qq) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(rr) “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or its Affiliates of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(ss) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(tt) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(uu) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv) “Substitute Award” has the meaning given such term in Section 5(e).

(ww) “Sub Plans” means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub Plan adopted hereunder.

(xx) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that with respect to any Participant who is an employee of the Manager or its Affiliates, such Participant shall be deemed to undergo a Termination hereunder upon the first to occur of (i) a termination of the Manager’s provision of services to the Company and its Affiliates pursuant to the terms of the applicable management agreement; and (ii) a termination of such Participant’s employment with the Manager and its Affiliates.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or pursuant to the authorization of the Board, to: (i) designate Participants; (ii) determine the type or types of

Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Charter or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the power granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 7.5% of the number of shares of the Company’s Common Stock that are issued and outstanding immediately following the final issuance of any shares in the Company’s proposed public offering of Common Stock registered on Form S-11 (File No. 333-187541) (including any shares issued pursuant to any exercise by the underwriters of such offering of their overallotment option), less any shares of Common Stock issued or subject to awards granted under the Capital Trust, Inc. 2013 Manager Incentive Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 25% of the Absolute Share Limit may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) subject to Section 12 of the Plan, no more than 25% of the Absolute Share Limit may be delivered in respect of Performance Compensation Awards granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates.

(c) Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without a delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number of shares surrendered in payment of any Exercise Price or Strike Price, or taxes relating to an Award, shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either (i) the applicable shares are withheld or surrendered following the termination of the Plan or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

(d) Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares purchased on the open market or by private purchase or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration.

(i) Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

(ii) An Award agreement may provide that a Participant’s any or all Options outstanding as of such Participant’s Termination may expire and/or terminate prior to the expiration of the Option Period.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii) An Award agreement may provide that a Participant’s any or all SARs outstanding as of such Participant’s Termination may expire and/or terminate prior to the expiration of the SAR Period.

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee in its sole discretion. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the power in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate)). To the extent shares of Restricted Stock are forfeited, all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Termination.

(i) The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee, and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon Termination of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE CAPITAL TRUST, INC. 2013 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN CAPITAL TRUST, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CAPITAL TRUST, INC.

10. Other Stock-Based Awards.

The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11. Performance Compensation Awards.

(a) General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following: (i) terms relative to a peer group or index; (ii) basic, diluted, or adjusted earnings per share; (iii) sales or revenue; (iv) earnings before interest, taxes, and other adjustments (in total or on a per share basis); (v) cash available for distribution; (vi) basic or adjusted net income; (vii) returns on equity, assets, capital, revenue or similar measure; (viii) level and growth of dividends; (ix) the price or increase in price of Common Stock; (x) total shareholder return; (xi) total assets; (xii) growth in assets, new originations of assets, or financing of assets; (xiii) equity market capitalization; (xiv) reduction or other quantifiable goal with respect to general and/or specific expenses; (xv) equity capital raised; (xvi) mergers, acquisitions, increase in enterprise value of Affiliates, subsidiaries, divisions or business units or sales of assets of Affiliates, Subsidiaries, divisions or business units or sales of assets; and (xvii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

(i) adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award, or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of

Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

13. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted), (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s Termination); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 5 or 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR with a lower Exercise Price or Strike Price, as the case may be or other Award or cash payment that is greater than the value of the cancelled Option or SAR, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or its Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c) Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid within 15 days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability.

(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or its Affiliates, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(h) Termination. Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant’s undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(i) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued to that person.

(j) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter- dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k) No Section 83(b) Elections Without Consent of the Committee. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by any officer or employee of the Company whom the Committee reasonably believes to be reliable and competent in the matters presented; a lawyer, certified public accountant, or other person, as to a matter which the Committee reasonably believes to be within the person’s professional or expert competence; another committee of the Board on which a Committee member does not serve, as to matters within its designated authority, if the Committee reasonably believes such committee to merit confidence; and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.

(r) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t) 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(u) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in detrimental activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including, without limitation, fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the

Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(v) Code Section 162(m) Re-approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(w) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*        *        *

Appendix B

CAPITAL TRUST, INC. 2013 MANAGER INCENTIVE PLAN

1. Purpose. The purpose of the Capital Trust, Inc. 2013 Manager Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby the Manager and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b).

(b) “Affiliate” means, with respect to any Person, (i) any other Person that directly or indirectly controls, is controlled by or is under common control with such Person and/or (ii) to the extent provided by the Committee, any person or entity in which such Person has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company or its Subsidiaries to any Person that is not an Affiliate of the Company; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(g) “Committee” means a committee of the Board appointed by the Board to administer the Plan, or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such committee or subcommittee thereof has been appointed, the Board, or the Board to act in lieu of any such committee or subcommittee.

(h) “Common Stock” means the Class A Common Stock of the Company, par value $0.01 per share, and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged.

(i) “Company” means Capital Trust, Inc., a Maryland corporation, and any successor thereto.

(j) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(k) “Effective Date” means April 26, 2013, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders.

(l) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(m) “Eligible Person” means the Manager or any of its Affiliates.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(o) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(p) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee or the Board to be the fair market value of the Common Stock.

(q) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(r) “Management Agreement” means that certain Amended and Restated Management Agreement, dated as of March 26, 2013, by and between the Company and the Manager, as may be amended, restated, supplemented, replaced or otherwise modified from time to time.

(s) “Manager” means BREDS/CT Advisors L.L.C., a Delaware limited liability company.

(t) “NYSE” means the New York Stock Exchange.

(u) “Option” means an Award granted under Section 7 of the Plan. Options granted under the Plan are not invested to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(v) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(w) “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(x) “Participant” means an Eligible Person who has been selected by the Committee or the Board to participate in the Plan and to receive an Award pursuant to the Plan.

(y) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(z) “Plan” means this Capital Trust, Inc. 2013 Manager Incentive Plan.

(aa) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(bb) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(cc) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(dd) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(ee) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ff) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(gg) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(hh) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ii) “Termination” means the termination of the Manger’s services to the Company and its Affiliates under the Management Agreement.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, or pursuant to the authorization of the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Charter or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the power granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 7.5% of the number of shares of the Company’s Common Stock that are issued and outstanding immediately following the final issuance of any shares in the Company’s proposed public offering of Common Stock registered on Form S-11 (File No. 333-187541) (including any shares issued pursuant to any exercise by the underwriters of such offering of their overallotment option), less any shares of Common Stock issued or subject to awards granted under the Capital Trust, Inc. 2013 Stock Incentive Plan (the “Absolute Share Limit”) shall be available for Awards under the Plan and (ii) subject to Section 11 of the Plan, grants of Awards in respect of no more than 2.5% of the Absolute Share Limit may be made to any individual Participant during any single fiscal year of the Company.

(c) To the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without a delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number of shares surrendered in payment of any Exercise Price or Strike Price, or taxes relating to an Award, shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either (i) the applicable shares are withheld or surrendered following the termination of the Plan or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

(d) Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares purchased on the open market or by private purchase or a combination of the foregoing.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Exercise Price. The exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant).

(c) Vesting and Expiration.

(i) Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii) An Award agreement may provide that a Participant’s any or all Options outstanding as of such Participant’s Termination may expire and/or terminate prior to the expiration of the Option Period.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange

Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii) An Award agreement may provide that a Participant’s any or all SARs outstanding as of such Participant’s Termination may expire and/or terminate prior to the expiration of the SAR Period.

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee in its sole discretion. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Options. The Committee shall have the power in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate)). To the extent shares of Restricted Stock are forfeited, all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Termination.

(i) The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee, and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon Termination of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE CAPITAL TRUST, INC. 2013 MANAGER INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN CAPITAL TRUST, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CAPITAL TRUST, INC.

10. Other Stock-Based Awards.

The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units) under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11. Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

(i) adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award, or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price). In addition, prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted), (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 12(b) without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s Termination); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR with a lower Exercise Price or Strike Price, as the case may be or other Award or cash payment that is greater than the value of the cancelled Option or SAR, and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of a Termination, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or its Affiliates.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to any other Eligible Person.

(c) Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid within 15 days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability.

(e) No Claim to Awards; No Rights to Continued Service; Waiver. No Eligible Person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board.

(f) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued to that Person.

(g) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter- dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(h) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(j) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by any officer or employee of the Company whom the Committee reasonably believes to be reliable and competent in the matters presented; a lawyer, certified public accountant, or other person, as to a matter which the Committee reasonably believes to be within the person’s professional or expert competence; another committee of the Board on which a Committee member does not serve, as to matters within its designated authority, if the Committee reasonably believes such committee to merit confidence; and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(k) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland applicable to contracts made and performed wholly within the State of Maryland, without giving effect to the conflict of laws provisions thereof.

(l) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(m) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(n) 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(o) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in detrimental activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including, without limitation, fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(p) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*        *        *

CAPITAL TRUST, INC. 345 PARK AVENUE, 10TH FLOOR ATTN: GEOFFREY G. JERVIS NEW YORK, NY 10154

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60194-P40636                              KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CAPITAL TRUST, INC. The Board of Directors recommends you vote FOR the following:		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors
Nominees:
01) Michael B. Nash 05) Henry N. Nassau
02) Stephen D. Plavin 06) Joshua A. Polan
03) Thomas E. Dobrowski 07) Lynne B. Sagalyn
04) Martin L. Edelman 08) John G. Schreiber

						For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5 and One Year for Proposal 6.		For	Against	Abstain	5. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers.	☐	☐	☐
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐	1 Year	2 Years	3 Years	Abstain
3.	Approval of the Capital Trust, Inc. 2013 Stock Incentive Plan.	☐	☐	☐

6.    Frequency of Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

					☐	☐	☐	☐
4.	Approval of the Capital Trust, Inc. 2013 Manager Incentive Plan	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

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M60195-P40636

CAPITAL TRUST, INC.

This proxy is solicited by the Board of Directors

Annual Meeting of Stockholders

6/27/2013 10:00 AM

The undersigned stockholder(s) hereby appoint(s) Stephen D. Plavin, Geoffrey G. Jervis and Randall S. Rothschild, or any of them, as proxies for the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Common Stock of CAPITAL TRUST, INC., a Maryland Corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on 6/27/2013, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of The Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

If you sign the proxy without otherwise indicating a vote on the proposals, this proxy will be voted “FOR” each of the nominees listed on the reverse side “FOR” the ratification of the selection of independent registered public accounting firm, “FOR” the approval of the Capital Trust, Inc., 2013 Stock Incentive Plan, “FOR” the approval of the Capital Trust, Inc. 2013 Manager Incentive Plan, “FOR” the advisory approval of named executive officer compensation and “FOR” the holding of advisory votes on named executive officer compensation every “1 year”. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side